LOGO: NUVEEN INVESTMENTS


Annual Report August 31, 2001

Municipal Closed-End Exchange-Traded Funds

Dependable, tax-free income to help
    you keep more of what you earn.

                                           CALIFORNIA
                                              NCA
                                              NCP
                                              NCO
                                              NQC
                                              NVC
                                              NUC


           Invest well.
  Look ahead.
       LEAVE YOUR MARK.SM

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
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
Dear Shareholder

PHOTO: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

CALLOUT: "A diversified portfolio can leave you well positioned to reduce overall investment risk."

The events of September 11, 2001, have touched us all, and our hearts and thoughts go out to those affected directly by the terrible tragedies in New York, Washington and Pennsylvania.

In the aftermath of these horrible acts, the financial markets have reacted with volatility and uncertainty as investors attempt to better understand how the U.S. and world economies are likely to perform in the months ahead. It's too soon to tell what the long-term impact will be on the markets or your Fund, but one thing that is increasingly clear to us is that a diversified portfolio that includes high quality municipal bonds can leave you well positioned to reduce overall investment risk.

For example, during the period covered by this report, all of these Nuveen Funds continued to meet their primary objectives of providing attractive monthly income from a portfolio of high quality municipal bonds. Detailed information on your Fund's performance can be found in the Portfolio Managers' Comments and Performance Overview sections of this report. I urge you to take the time to read them.

In addition to providing you with steady tax-free income, your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy. These include careful research, constant surveillance and judicious trading by Nuveen's seasoned portfolio management team, with every action designed to supplement income, improve Fund structure, better adapt to current market conditions or increase diversification. In turbulent times like these, prudent investors understand the importance of diversification, balance, and risk management, all attributes your Nuveen Fund can bring to your portfolio.

For more than 100 years, Nuveen has specialized in offering quality investments such as these Nuveen Funds to those seeking to accumulate and preserve wealth and establish a lasting legacy. Our mission continues to be to assist you and your financial advisor by offering the investment services and products that can help you invest well and leave your mark for future generations. We thank you for continuing to choose Nuveen Investments as your partner as you work toward that goal.

CALLOUT: "In turbulent times like these, prudent investors understand the importance of diversification, balance, and risk management."

/S/ Timothy R. Schwertfeger

TIMOTHY R. SCHWERTFEGER
Chairman of the Board

October 15, 2001

Nuveen California Municipal Closed-End Exchange-Traded Funds (NCA, NCP, NCO, NQC, NVC, NUC)

Portfolio Manager's COMMENTS

Portfolio manager Bill Fitzgerald examines national and state economic conditions, key investment strategies, and the performance of the Nuveen California Municipal Closed-End Exchange-Traded Funds. Bill, who has 13 years of investment management experience with Nuveen, has managed NCP and NCO since 1991, NQC since 1992, NUC since 1993, and NCA and NVC since 1998.

WHAT FACTORS HAD THE GREATEST INFLUENCE ON THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THIS REPORTING PERIOD?

The two major factors affecting the economy and the municipal market over the 12 months ended August 31, 2001, were the Federal Reserve's shift in interest rate policy from tightening to easing short-term rates and the general slowdown in economic growth. In January 2001, the Fed embarked on a series of rate cuts designed to stimulate the sluggish U.S. economy. During the first eight months of the year, the Fed announced seven rate reductions totaling 300 basis points, lowering the target federal funds rate to 3.50% as of August 31, 2001. (Following the end of the period covered in this report, in moves intended to help bolster confidence and stabilize the economy in the aftermath of the September 11 terrorist attacks, the Fed reduced the target rate by an additional 50 points on both September 17 and October 2, bringing the rate to 2.50%, its lowest point since 1962.) The consensus among market observers is that the Fed could continue to ease rates as long as signs of a significant economic slowdown remain.

In the municipal market, the conditions of the past twelve months, including tight municipal supply during 2000, helped many bonds perform well. As 2001 got underway, the Fed's cuts created a more favorable rate environment for both new municipal issuance and refundings, which together totaled $177.8 billion nationwide during the first eight months of the year, an increase of 39% over January-August 2000. On the demand side, municipal bonds continued to be highly sought after by individual investors looking for diversification, tax-free income, and an alternative to a volatile stock market. Institutional demand has also strengthened this year.

In general, improving supply and strong demand helped to keep municipal bond prices higher than they were twelve months ago. Nevertheless, we believe the municipal market continues to represent good value. As of August 31, 2001, long-term municipal yields were 97.2% of 30-year Treasury yields, compared with 100.9% in August 2000.

HOW WAS THE MARKET ENVIRONMENT IN CALIFORNIA?

Over the past twelve months, California faced one of the most serious crises in its recent history, as energy costs soared and the state's major utilities encountered financial problems, jeopardizing California's power supply. Ultimately, the state spent almost $8 billion from its general fund to purchase electricity at wholesale prices and assure adequate supply. Despite predictions for heavy outages this summer, the state has experienced no blackouts since May 2001. By August, power supplies had become relatively stable, and energy prices had declined significantly, due in part to conservation efforts. In addition, the state had begun measures to access the debt market for needed financial resources, including the proposed issuance of $13 billion in power bonds intended to reimburse the general fund for electricity expenditures and bring solvency back to troubled investor-owned utilities. Negotiations are currently underway to secure the required approval from the state legislature to proceed with this bond issue.

Overall, the California economy slowed over the past twelve months, as the technology downturn continued to affect most of the state, especially the Silicon Valley and San Francisco Bay area. As of August 2001, the unemployment rate in California reached a two- year high of 5.2%, compared with the national average of 4.9%. Given the continued signs of an economic slowdown, the state also could be adversely affected by possible reductions in sales tax, income tax and capital gains tax revenues.

Based on revenue concerns, together with the significant costs incurred by the state during the power crisis, both Moody's and Standard & Poor's downgraded their ratings on state-issued debt in the spring of 2001 to Aa3 and A+ from Aa2 and AA, respectively. Fitch, the third major rating agency, affirmed the state's rating at AA, but revised its outlook to negative due to uncertainties surrounding the resolution of the state's power purchase program, the financial exposure of the general fund, and the potential long-term effects of the power crisis. Both Moody's and S&P also carry negative outlooks. Going forward, California's credit rating could depend largely on the state's ability to bring the proposed $13 billion power issue to market in a timely manner.

Despite these events, California municipal market performance remained strong for the twelve months ended August 31, 2001. Among the state's top performing bond sectors were healthcare and education, while electric utilities have staged a strong comeback in the past six months as legislative initiatives and falling electricity prices brought greater stability to the trading value of these bonds. During the first eight months of 2001, California remained the largest state issuer of municipal debt, with $22 billion of new issuance. This represented an increase of 45% over January-August 2000 and exceeded the 39% average increase seen this year in the broad municipal market. As this report was being prepared, California successfully brought to market an additional $5.7 billion in state notes, the largest one-day debt issuance in municipal market history, designed to recoup money paid from the general fund for emergency energy purchases during the power crisis and to fund the state's operations over the next year. This issue sold rapidly to both retail and institutional investors, demonstrating the continued strong demand for California securities. In general, Californians, faced with one of the highest marginal income tax rates in the nation, remained avid buyers of California bonds over the past twelve months.

HOW DID THESE NUVEEN CALIFORNIA FUNDS PERFORM OVER THE PAST TWELVE MONTHS?
For the year ended August 31, 2001, the Nuveen California Municipal Closed-End Exchange-Traded Funds covered in this report produced total annual returns on net asset value (NAV) as shown in the accompanying table. The annual returns for the Lehman Brothers California Tax-Exempt Bond Index1 and the Funds' Lipper California Peer Group2 are also presented.

                                                              LEHMAN      LIPPER
                                        TOTAL RETURN      CALIFORNIA  CALIFORNIA
                         MARKET YIELD         ON NAV   TOTAL RETURN1    AVERAGE2
--------------------------------------------------------------------------------
                                              1 YEAR        1 YEAR       1 YEAR
                                  TAXABLE      ENDED         ENDED        ENDED
                      8/31/01 EQUIVALENT3    8/31/01       8/31/01      8/31/01
--------------------------------------------------------------------------------
NCA                     5.25%       8.33%     10.20%         9.69%       11.79%
--------------------------------------------------------------------------------
NCP                     5.64%       8.95%      9.13%         9.69%       11.79%
--------------------------------------------------------------------------------
NCO                     5.56%       8.83%      9.51%         9.69%       11.79%
--------------------------------------------------------------------------------
NQC                     5.54%       8.79%     13.09%         9.69%       11.79%
--------------------------------------------------------------------------------
NVC                     5.64%       8.95%     11.43%         9.69%       11.79%
--------------------------------------------------------------------------------
NUC                     5.69%       9.03%     11.44%         9.69%       11.79%
--------------------------------------------------------------------------------
Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.

Over the past twelve months, the combination of thin municipal supply in 2000, an end to the Fed's rate tightening agenda, and generally favorable market technicals created a positive total return environment for municipal bonds. The Funds' participation in the market's gains is reflected in the total returns on NAV listed in the previous table.

Between August 31, 2000, and August 31, 2001, the yield on the Bond Buyer 25 Revenue Bond Index fell from 5.72% to 5.22%. In this environment of falling yields (and rising bond values), funds with longer durations4 would typically perform well. As of August 31, 2001, the fund durations of the five leveraged California Funds ranged from 8.56 to 11.15, compared with 7.89 for the unleveraged Lehman Brothers California Tax-Exempt Bond Index, while the unleveraged NCA had an average duration of 7.03. The relative performance of all six Funds also was influenced by differences in their structure as well as individual holdings. For example, the total returns of NCP and NCO were affected by these Funds' holdings of bonds issued by the California Pollution Control Financing Authority for the CanFibre of Riverside Project, which faced credit issues over

1 The Funds' performances are compared with that of the Lehman Brothers California Tax-Exempt Bond Index, an unleveraged index comprising a broad range of investment-grade California municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The total returns of the Nuveen California Funds are compared with the average annualized return of the 19 funds in the Lipper California Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a combined federal and state income tax rate of 37%.

4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. With the exception of NCA, which is unleveraged, references to duration in this commentary are intended to indicate Fund duration unless otherwise noted.

the past twelve months. Nuveen is continuing to work diligently to bring about a timely resolution to this situation that will serve the best interests of our shareholders.

HOW DID THE MARKET ENVIRONMENT AFFECT THE CALIFORNIA FUNDS' DIVIDENDS AND SHARE PRICES?

During the past twelve months, good levels of call protection and holdings of higher-yielding bonds helped to maintain the income stream of the NCA. As of August 31, 2001, this Fund had provided shareholders with 38 consecutive months of steady or increasing dividends.

The other five Nuveen California Funds covered in this report use leverage as a way to potentially enhance the dividends paid to common shareholders. This benefit is tied in part to the short-term rates the Funds pay their MuniPreferred(R) shareholders. For example, declining short-term rates can enable the Funds to adjust the amount of income they pay to preferred shareholders, which can produce benefits for common shareholders.

During the year ended August 31, 2001, steady or falling short-term interest rates helped to support the income streams of NQC, NVC, and NUC. As of August 31, 2001, NQC had offered shareholders 21 consecutive months of steady dividends, while NVC and NUC had each provided 15 consecutive months of stable income. For NCP and NCO, however, the relatively higher short-term interest rate environment that prevailed during the last half of 2000 ultimately led to dividend cuts in each Fund in December 2000.

In coming months, the lower rates offered by municipal securities with shorter maturities could potentially benefit the dividends of the leveraged Nuveen California Funds by reducing the amount these Funds pay their MuniPreferred shareholders. This, in turn, could leave more Fund earnings to support common share dividends.

However, this trend could be offset by the effect of bond calls on the higher-yielding securities held by these portfolios, especially if refundings increase as interest rates decline. The level of short-term rates, the number of bond calls, and the interest rates at which we can reinvest the proceeds of any calls will all influence the dividends of these Nuveen Funds over the next twelve months.

During the past year, as the stock market remained volatile and the bond market continued to perform well, many investors turned to tax-free fixed-income investments as a way to add balance to their portfolios and reduce overall risk. As a result, the share prices of these Nuveen California Funds improved (see the charts on the individual Performance Overview pages). As investors recognized the opportunity offered by these Funds, increased demand caused the discount (share price below NAV) on NCA to narrow over the past 12 months, while the five leveraged Funds continued to trade at premiums (share price above NAV).

WHAT KEY STRATEGIES WERE USED TO MANAGE THE NUVEEN CALIFORNIA FUNDS DURING THE YEAR ENDED AUGUST 31, 2001?

As evidenced by their twelve-month total returns on NAV, these Nuveen California Funds were generally well structured going into this period. Despite the tight supply of new municipal issuance during 2000, the Funds continued to meet their goal of keeping assets fully invested and working for shareholders. As issuance became more plentiful in 2001, this provided opportunities to enhance portfolio structure and strategically position the Funds for the next leg of the bond market cycle. We also took advantage of market conditions over the past year to improve the call protection of these Funds.

As of August 31, 2001, all of the Nuveen California Funds covered in this report offered excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 52% in NCA to 80% in NCO. Each Fund also had a portion of its assets invested in BBB and non-rated bonds, which benefited from narrowing credit spreads over the past few months. In 1999 and 2000, credit spreads, or the difference in yield between higher-rated and lower-rated bonds, widened. As this trend began to reverse itself in the first quarter of 2001, lower-rated bonds generally appreciated in price. This change is reflected in the performance of healthcare bonds during the first eight months of 2001, when they were the top sector in both the national and California municipal markets.

Among the Fund holdings benefiting from this trend were bonds issued by Central California Joint Powers Health Financing Authority for Community Hospitals of Central California, a healthcare provider in the Fresno metropolitan area. These bonds, which were held by NCA, were rated Baa1/BBB+ and offered a 15.21% total return over the past twelve months. Another healthcare holding that performed well over the past year was Cedars-Sinai Medical Center, which was held by NVC, NUC, and represented the largest single holding in NCA.

As solutions to the California power crisis evolve, utilities bonds, especially those issued by electric utilities, have rebounded in value, leading to strong performance from the utilities sector of the California market and benefiting the Funds' holdings, including bonds issued by Southern California Edison.

Overall, we focused on finding attractive bonds with the potential to support the Funds' long-term dividend-payment capabilities and add value and diversification to the Funds' portfolios. In NCO, for example, we added insured bonds issued for San Francisco International Airport, raising the Fund's transportation allocation from 13% to 20% over the past year. The airport is currently undergoing a multibillion dollar renovation that is proceeding according to plan despite recent events.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL AND THE NUVEEN CALIFORNIA FUNDS IN PARTICULAR?

While it is still too soon to determine the long-range effects of the tragic events of September 11, 2001, on the markets and on your Funds, our general outlook for the fixed-income markets over the next twelve months remains positive. Because many new-issue offerings were postponed as a result of these events, a significant number of issues had to be priced in a short time as the markets stabilized, leading to higher yields in the municipal market relative to the taxable bond market. We expect to see substantial issuance continue during the fourth quarter of 2001, especially in the California market. If interest rates continue to fall and the pace of refundings accelerates, new municipal issuance nationwide in 2001 could exceed $250 billion. At the same time, demand for tax-exempt municipal bonds is anticipated to stay strong, as investors look for ways to rebalance their portfolios and reduce potential risk. In general, we believe the Nuveen Funds are well positioned, and we will continue to closely monitor and respond to events as appropriate.

Looking specifically at these Nuveen California Funds, our strategic approach to bond calls over the past year improved the call protection levels of these Nuveen Funds, with scheduled calls ranging from 14% in NCA to 25% in NCP between September 2001 and December 2003. NUC, however, will mark the 10-year anniversary of its inception in November 2001, reaching the point of the bond market cycle typically associated with an increase in call exposure. In 2002 and 2003, this Fund could see bond calls affecting as much as 36% of its portfolio, depending on market interest rates during this time. Given the current level of rates, our strategy will be to hold higher-yielding bonds as long as possible to help support NUC's dividend, while we look for attractive replacement opportunities in long-term bonds. We believe all of these call positions are very manageable, especially given the timeframe, and we foresee no problems in working through them. While we cannot control the direction of interest rates, we continue to work to reduce the Funds' call exposure and to actively manage all of the Funds to mitigate the longer-term effects of the bond call process.

In our opinion, the Nuveen California Funds are well positioned for the market environment of the next twelve months. As value-oriented investors, we plan to remain focused on ways we can add value for our shareholders, provide support for the Funds' dividends, and watch new issuance for opportunities to purchase the research-intensive credits that fully utilize Nuveen's expertise in this area and help us adapt our strategies to changing market conditions. One of our priorities will be managing portfolio structure to strategically position the Funds for a potential economic recovery. This includes managing the Funds' durations conservatively and taking advantage of narrowing credit spreads to further improve the credit quality of their portfolios. Overall, we believe the Nuveen California Funds will continue to play an important role in investors' long-range financial programs, providing balance and diversification, dependable tax-free income, quality investments, and a measure of security in uncertain times such as these.

Nuveen California Municipal Value Fund, Inc.
Performance Overview As of August 31, 2001
NCA

CREDIT QUALITY
AAA/U.S. Guaranteed  51%
AA                    1%
A                     7%
NR                   16%
BBB                  24%
Other                 1%

PORTFOLIO STATISTICS
Share Price                                  $9.83
Net Asset Value                             $10.31
Market Yield                                  5.25%
Taxable-Equivalent Yield
  (Federal Income Tax Rate)1                  7.55%
Taxable-Equivalent Yield
   (Federal and State Income Tax Rate)1       8.33%
Fund Net Assets ($000)                    $260,145
Average Effective Maturity (Years)           17.99
Average Duration                              7.03

ANNUALIZED TOTAL RETURN (Inception 10/87)
                      On Share Price        On NAV
1-Year                        11.41%        10.20%
5-Year                         5.41%         6.39%
10-Year                        5.58%         6.31%

TOP FIVE SECTORS (as a % of total investments)
Tax Obligation/Limited                         30%
U.S. Guaranteed                                22%
Transportation                                 11%
Healthcare                                      9%
Housing/Multifamily                             7%


2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
9/00  0.043
10/00 0.043
11/00 0.043
12/00 0.043
1/01  0.043
2/01  0.043
3/01  0.043
4/01  0.043
5/01  0.043
6/01  0.043
7/01  0.043
8/01  0.043

SHARE PRICE PERFORMANCE
9/1/00          9.31
                9.38
                9.38
                9.5
                9.31
                9.25
                9.25
                9
                9
                8.88
                9.19
                9.19
                9.25
                9.31
                9.38
                9.44
                9.31
                9.63
                9.75
                9.81
                9.75
                9.8
                9.86
                9.86
                9.75
                9.86
                9.78
                9.64
                9.2
                9.23
                9.48
                9.26
                9.39
                9.44
                9.7
                9.7
                9.53
                9.35
                9.37
                9.45
                9.48
                9.39
                9.48
                9.54
                9.59
                9.69
                9.7
                9.99
                9.92
                9.88
                9.99
8/31/01         9.83
Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37%.

Nuveen California Performance Plus Municipal Fund, Inc.
Performance Overview As of August 31, 2001
NCP

CREDIT QUALITY
AAA/U.S. Guaranteed    58%
AA                     19%
A                       4%
BBB                    12%
NR                      5%
Other                   2%


PORTFOLIO STATISTICS
Share Price                                 $15.85
Net Asset Value                             $15.32
Market Yield                                 5.64%
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.12%
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.95%
Fund Net Assets ($000)                   $303,642
Average Effective Maturity (Years)          19.19
Leverage-Adjusted Duration                   9.94

ANNUALIZED TOTAL RETURN (Inception 11/89)
                      On Share Price        On NAV

1-Year                         7.88%         9.13%
5-Year                         6.51%         6.70%
10-Year                        6.87%         7.44%
Top Five Sectors (as a % of total investments)
Transportation                                 26%
Tax Obligation/Limited                         15%
Water and Sewer                                15%
Tax Obligation/General                         14%
Utilities                                      11%

2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Sep.     0.077
Oct.     0.077
Nov.     0.077
Dec.     0.0745
Jan.     0.0745
Feb.     0.0745
Mar.     0.0745
Apr.     0.0745
May      0.0745
Jun.     0.0745
Jul      0.0745
Aug.     0.0745

SHARE PRICE PERFORMANCE
9/01/00  15.5
         15.75
         15.63
         15.31
         15.25
         15.25
         14.94
         14.69
         14.5
         15.19
         15.44
         15.31
         15.25
         14.94
         14.25
         14.88
         15
         15.38
         16.13
         15.69
         15.69
         15.75
         16.17
         15.97
         15.85
         15.97
         15.65
         15.6
         14.85
         15.1
         14.87
         14.95
         14.95
         14.91
         15.14
         15.15
         15.07
         15.13
         15.2
         15.14
         15.15
         15.17
         15.15
         15.36
         15.32
         15.52
         15.48
         15.68
         15.75
         15.73
         15.8
8/31/01  15.85
Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37%.

2 The Fund also paid shareholders a capital gains distribution in December 2000 of $0.0422 per share.

Nuveen California Municipal Market Opportunity Fund, Inc.
Performance OVERVIEW As of August 31, 2001
NCO

CREDIT QUALITY
AAA/U.S. Guaranteed   63%
AA                    17%
A                      4%
BBB                    5%
NR                     5%
Other                  6%

PORTFOLIO STATISTICS
Share Price                                 $16.30
Net Asset Value                             $15.32
Market Yield                                  5.56%
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                    8.00%
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1          8.83%
Fund Net Assets ($000)                    $192,296
Average Effective Maturity (Years)           20.52
Leverage-Adjusted Duration                   11.15

Annualized Total Return (Inception 5/90)

                      On Share Price        On NAV
1-Year                         8.65%          9.51%
5-Year                         7.04%          6.51%
10-Year                        7.27%          7.41%

TOP FIVE SECTORS (as a % of total investments)
Transportation                                  20%
Tax Obligation/Limited                          20%
Utilities                                       14%
Tax Obligation/General                          14%
Water and Sewer                                 12%

2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Sep.     0.0785
Oct.     0.0785
Nov.     0.0785
Dec.     0.0755
Jan.     0.0755
Feb.     0.0755
Mar.     0.0755
Apr.     0.0755
May      0.0755
Jun.     0.0755
Jul.     0.0755
Aug.     0.0755

SHARE PRICE PERFORMANCE
9/01/00  16
         16.19
         16.13
         16
         15.75
         15.75
         15.56
         15.19
         15.06
         15.56
         15.5
         15.25
         15.56
         15.44
         15.31
         15.25
         15.63
         15.81
         16.44
         16.63
         16.63
         16.7
         16.69
         16.08
         15.84
         16.5
         16.25
         16
         15.5
         15.35
         15.45
         15.36
         15.27
         15.3
         15.53
         15.3
         15.37
         15.43
         15.59
         15.55
         15.5
         15.22
         15.3
         15.5
         15.52
         15.57
         15.68
         16.05
         16.23
         16.21
         16.25
8/31/01  16.3

Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37%.

2 The Fund also paid shareholders a capital gains distribution in December 2000 of $0.0935 per share.

Nuveen California Investment Quality Municipal Fund, Inc.
Performance Overview As of August 31, 2001
NQC
Credit Quality
AAA/U.S. Guaranteed   54%
AA                    17%
A                      6%
BBB                   15%
NR                     6%
Other                  2%

PORTFOLIO STATISTICS
Share Price                                 $16.58
Net Asset Value                             $15.78
Market Yield                                  5.54%
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                    7.97%
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1          8.79%
Fund Net Assets ($000)                    $325,221
Average Effective Maturity (Years)           20.33
Leverage-Adjusted Duration                    9.69

ANNUALIZED TOTAL RETURN (Inception 11/90)
                      On Share Price        On NAV
1-Year                        12.54%         13.09%
5-Year                         7.47%          7.03%
10-Year                        7.43%          7.79%

TOP FIVE SECTORS (as a % of total investments)
Transportation                                  29%
Tax Obligation/Limited                          22%
U.S. Guaranteed                                 11%
Tax Obligation/General                           9%
Water and Sewer                                  7%

2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE.
Sep.     0.0765
Oct.     0.0765
Nov.     0.0765
Dec.     0.0765
Jan.     0.0765
Feb.     0.0765
Mar.     0.0765
Apr.     0.0765
May      0.0765
Jun.     0.0765
Jul.     0.0765
Aug.     0.0765

SHARE PRICE PERFORMANCE
9/01/00  15.63
         15.63
         15.69
         15.69
         15.5
         15.25
         14.94
         14.81
         14.75
         15
         15.25
         15.25
         15
         15
         14.88
         15.25
         15.5
         16.38
         16.69
         16.63
         16.13
         16.07
         16.35
         16.01
         16.2
         16.23
         15.9
         15.62
         15.34
         15.55
         15.47
         15.51
         15.31
         15.48
         15.66
         15.52
         15.68
         15.48
         15.35
         15.65
         15.41
         15.42
         15.68
         15.83
         15.81
         15.75
         16.01
         16.4
         16.62
         16.49
         16.66
8/31/01  16.58

Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37%.

Nuveen California Select Quality Municipal Fund, Inc.
Performance OVERVIEW As of August 31, 2001
NVC

CREDIT QUALITY
AAA/U.S. Guaranteed        61%
AA                         16%
A                          14%
BBB                         3%
NR                          4%
Other                       2%

PORTFOLIO STATISTICS
Share Price                                 $16.18
Net Asset Value                             $15.63
Market Yield                                  5.64%
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                    8.12%
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1          8.95%
Fund Net Assets ($000)                    $551,318
Average Effective Maturity (Years)           20.74
Leverage-Adjusted Duration                    8.56

ANNUALIZED TOTAL RETURN (Inception 5/91)
                      On Share Price        On NAV
1-Year                        10.70%        11.43%
5-Year                         7.34%         7.26%
10-Year                        7.63%         7.80%
Top Five Sectors (as a % of total investments)
Tax Obligation/Limited                         20%
Tax Obligation/General                         16%
U.S. Guaranteed                                16%
Healthcare                                     12%
Transportation                                 10%

2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE

Sep.     0.076
Oct.     0.076
Nov.     0.076
Dec.     0.076
Jan.     0.076
Feb.     0.076
Mar.     0.076
Apr.     0.076
May      0.076
Jun.     0.076
Jul.     0.076
Aug.     0.076

SHARE PRICE PERFORMANCE
9/01/00  15.63
         15.5
         15.56
         15.5
         15.75
         15.69
         15.19
         14.88
         14.81
         15.06
         15.13
         15.06
         15.13
         15
         15.31
         15.5
         15.56
         15.88
         16.19
         16.19
         16
         16.26
         16.43
         15.91
         16
         16.07
         15.8
         15.75
         14.9
         15.17
         15.35
         15.02
         15.23
         15.33
         15.37
         15.56
         15.33
         15.35
         15.48
         15.55
         15.54
         15.19
         15.3
         15.46
         15.55
         15.62
         15.75
         16.08
         16.45
         16.24
         16.24
8/31/01  16.18

Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37%.


Nuveen California Quality Income Municipal Fund, Inc.
Performance OVERVIEW As of August 31, 2001
NUC

CREDIT QUALITY
AAA/U.S. Guaranteed    54%
AA                     14%
A                      17%
BBB                     3%
NR                      6%
Other                   6%

PORTFOLIO STATISTICS
Share Price                                 $16.55
Net Asset Value                             $16.16
Market Yield                                  5.69%
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                    8.19%
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1          9.03%
Fund Net Assets ($000)                    $537,693
Average Effective Maturity (Years)           17.79
Leverage-Adjusted Duration                    8.98

ANNUALIZED TOTAL RETURN (Inception 11/91)
                      On Share Price        On NAV
1-Year                         8.51%        11.44%
5-Year                         8.31%         7.65%
Since Inception                7.49%         7.98%

TOP FIVE SECTORS (as a % of total investments)
U.S. Guaranteed                                32%
Tax Obligation/Limited                         17%
Tax Obligation/General                         13%
Water and Sewer                                 8%
Healthcare                                      7%

2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Sep.     0.0785
Oct.     0.0785
Nov.     0.0785
Dec.     0.0785
Jan.     0.0785
Feb.     0.0785
Mar.     0.0785
Apr.     0.0785
May      0.0785
Jun.     0.0785
Jul.     0.0785
Aug.     0.0785

SHARE PRICE PERFORMANCE

9/01/00  16.19
         16.44
         16.25
         16.13
         15.88
         15.81
         15.44
         15.44
         15.5
         15.81
         15.75
         15.44
         15.63
         15.63
         15.88
         15.75
         15.94
         16.44
         16.69
         16.44
         16.25
         16.7
         16.55
         16.6
         16.38
         16.76
         16.63
         16.3
         15.67
         15.98
         16
         16.04
         15.85
         15.7
         15.7
         15.62
         15.5
         15.7
         15.75
         15.91
         15.7
         15.32
         15.68
         15.98
         16.06
         16.23
         16.16
         16.6
         16.79
         16.65
         16.48
8/31/01  16.55

Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37%.

2 The Fund also paid shareholders a capital gains distribution in December 2000 of $0.0084 per share.

Report of INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS
NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC.
NUVEEN CALIFORNIA PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA MUNICIPAL MARKET OPPORTUNITY FUND, INC.
NUVEEN CALIFORNIA INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC.

We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen California Municipal Value Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc. and Nuveen California Quality Income Municipal Fund, Inc. as of August 31, 2001, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of August 31, 2001, by correspondence with the custodian and brokers or alternative procedures for confirmations not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen California Municipal Value Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc. and Nuveen California Quality Income Municipal Fund, Inc. at August 31, 2001, and the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States.

/s/Ernst & Young LLP

Chicago, Illinois
October 12, 2001

                            Nuveen California Municipal Value Fund, Inc. (NCA)
                            Portfolio of
                                   Investments August 31, 2001

    PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                                PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 2.1%

$       3,115   California Educational Facilities Authority, Revenue Bonds (Pooled        6/10 at 101          Baa3    $   3,797,559
                 College and University Projects), 2000 Series C, 6.750%, 6/01/30

        1,500   California Statewide Community Development Authority, Certificates       12/06 at 105           N/R        1,564,230
                 of Participation (San Diego Space and Science Foundation),
                 Series 1996, 7.500%, 12/01/26

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 8.8%

        1,000   City of Arcadia, California, Hospital Revenue Bonds (Methodist           11/02 at 102          BBB+        1,042,020
                 Hospital of Southern California), Series 1992, 6.500%, 11/15/12

       12,000   California Health Facilities Financing Authority, Revenue Bonds          12/09 at 101            A3       12,952,680
                 (Cedars-Sinai Medical Center), Series 1999A, 6.125%, 12/01/30

        5,000   Central California Joint Powers Health Financing Authority,               2/10 at 101          BBB+        5,282,800
                 Certificates of Participation (Community Hospitals of Central
                 California Obligated Group Project), Series 2000, 6.000%, 2/01/30

        2,250   City of Pasadena, California, Insured Health Facilities Revenue          12/01 at 100            A+        2,260,260
                 Bonds (Pacific Clinics), Series 1988A, 8.200%, 6/01/18

        1,440   City of Stockton, California, Health Facility Revenue Bonds              12/07 at 102          BBB+        1,479,010
                 (Dameron Hospital Association), 1997 Series A, 5.300%, 12/01/08

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 7.1%

        9,100   ABAG Finance Authority for Nonprofit Corporations, California,           No Opt. Call          Baa2        9,779,679
                 Multifamily Housing Revenue  Refunding Bonds (United Dominion/
                 2000 Post Apartments), 2000 Series B, 6.400%, 8/15/30
                 (Alternative Minimum Tax) (Mandatory put 8/15/08)

        3,840   California Statewide Communities Development Authority,                   7/09 at 102           N/R        3,585,101
                 Multifamily Housing Revenue Bonds (Harbor City Lights Project),
                 Series 1999Y, 6.650%, 7/01/39 (Alternative Minimum Tax)

        5,000   California Statewide Communities Development Authority,                  No Opt. Call          BBB+        5,200,750
                 Multifamily Housing Refunding Bonds (Archstone Pelican Point
                 Apartments), Issue 1999H (Archstone Communities Trust),
                 5.300%, 6/01/29 (Mandatory put 6/01/08)

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 2.4%

        2,200   California Housing Finance Agency, Home Mortgage Revenue                  2/06 at 102           AAA        2,335,344
                 Bonds, 1995 Series M, 6.050%, 8/01/15 (Alternative Minimum Tax)

          420   California Rural Home Mortgage Finance Authority, Single Family          No Opt. Call           Aaa          464,898
                 Mortgage Revenue Bonds  (Mortgage-Backed Securities Program),
                 1993 Series A-2, 7.950%, 12/01/24 (Alternative Minimum Tax)

        2,600   California Rural Home Mortgage Finance Authority, Single Family          No Opt. Call           AAA        2,898,870
                 Mortgage Revenue Bonds (Mortgage-Backed Securities Program),
                 1997 Series D, 6.700%, 5/01/29 (Alternative Minimum Tax)

          445   Southern California Home Financing Authority, Single Family              No Opt. Call           AAA          478,495
                 Mortgage Revenue Bonds (GNMA Mortgage-Backed Securities
                 Program), 1988 Issue A, 8.125%, 2/01/21 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 4.3%

        2,720   ABAG Finance Authority for Non-Profit Corporations, California,          10/07 at 102           BB+        2,523,262
                 Certificates of Participation (American Baptist Homes of the
                 West Facilities Project), Series 1997A, 5.750%, 10/01/17

        6,445   California Statewide Communities Development Authority,                   4/09 at 101           BBB        6,533,812
                 Certificates of Participation (The Internext Group),
                 5.375%, 4/01/17

        2,000   Public Financing Authority, Riverside County, California, Certificates    5/09 at 101          BBB-        1,999,800
                 of Participation (Air Force Village West, Inc.), 5.750%, 5/15/19

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 5.2%

        7,500   State of California, Various Purpose General Obligation Bonds,            3/10 at 101           AAA        8,209,725
                 5.750%, 3/01/27

          700   Los Angeles Unified School District, California, General Obligation       7/10 at 100           AAA          784,182
                 Bonds (Election of 1997), 2000 Series D, 5.625%, 7/01/14

    PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                                PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,845   Oakland Unified School District, Alameda County, California,              8/08 at 101           AAA    $   1,903,025
                 General Obligation Bonds, Series 2001, 5.125%, 8/01/21

        2,325   Temecula Valley Unified School District, County of Riverside,             9/06 at 102           AAA        2,595,026
                 California, 1990 General Obligation Bonds, Series F,
                 6.000%, 9/01/20

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 29.3%

        4,500   Bonita Canyon Public Facilities Financing Authority, California,          9/01 at 103           N/R        4,350,780
                 Community Facilities District No. 98-1, Special Tax Bonds,
                 Series 1998, 5.375%, 9/01/28

        9,000   State Public Works Board of California, Lease Revenue Bonds               1/06 at 100           AAA        9,216,540
                 (Department of Corrections), 1996 Series A (California
                 Substance Abuse Treatment Facility and State Prison
                 at Corcoran, Corcoran II), 5.250%, 1/01/21

        4,000   State Public Works Board of California, Lease Revenue Bonds              11/09 at 101           AAA        4,370,400
                 (California Department of Health Services), 1999 Series A
                 (Richmond Laboratory Project), 5.750%, 11/01/24

        6,000   Community Facilities District No. 98-2 of the Capistrano Unified          9/09 at 102           N/R        6,033,960
                 School District, Ladera, California, Special Tax Bonds,
                 Series 1999, 5.750%, 9/01/29

        3,995   Chino Unified School District, California, Certificates of                9/05 at 102           AAA        4,420,867
                 Participation (1995 Master Lease Program), 6.000%, 9/01/20

        2,800   Community Development Commission of the City of Commerce,                 8/07 at 102           N/R        2,857,232
                 California, Subordinate Lien Tax Allocation Refunding Bonds
                 (Redevelopment Project No. 1), Series 1997B, 6.000%, 8/01/21

        2,000   Redevelopment Agency of the City of Duarte, California,                   9/07 at 102           N/R        2,174,880
                 1997 Tax Allocation Refunding Bonds (Amended Davis Addition
                 Project Area), 6.700%, 9/01/14

          885   Inglewood Public Finance Authority, California, 1992 Revenue              5/02 at 102           BBB          926,002
                 Bonds (In-Town, Manchester-Prairie and North Inglewood Industrial
                 Park Redevelopment Project - Redevelopment Loans), Series B,
                 7.000%, 5/01/22

        4,710   City of Milpitas, Santa Clara County, California, Limited Obligation      9/01 at 103           N/R        4,863,263
                 Improvement Bonds (Local Improvement District No. 20),
                 1998 Series A, 5.650%, 9/02/13

        3,300   Orange County Development Agency, California, 1993 Tax Allocation         9/03 at 102           BBB        3,384,447
                 Revenue Bonds (Santa Ana Heights Project Area), 6.125%, 9/01/23

        8,000   Palmdale Elementary School District, Los Angeles County, California,      8/09 at 101           AAA        8,734,880
                 Special Tax Bonds (Community Facilities District No. 90-1),
                 Series 1999, 5.800%, 8/01/29

          500   County of Riverside, California, Mobile Home Park Revenue Bonds          10/01 at 100           N/R          463,335
                 (Bravo Mobile Home Park Project), Series 1999B, 6.500%, 3/20/29

        1,440   San Dimas Housing Authority, California, Mobile Home Park                 7/08 at 102           N/R        1,378,901
                 Revenue Bonds (Charter Oak Mobile Home Estates Acquisition
                 Project), Series 1998A, 5.700%, 7/01/28

        8,000   Redevelopment Agency of the City of San Jose, California, Tax             2/04 at 102           AAA        8,108,720
                 Allocation Bonds (Merged Area Redevelopment Project),
                 Series 1993, 5.000%, 8/01/20

        2,750   Financing Authority, City of San Jose, California, Lease Revenue          9/11 at 100           AAA        2,825,158
                 Bonds (Convention Center Project  Refunding), Series 2001F,
                 5.000%, 9/01/20

        1,700   Shafter Joint Powers Financing Authority, California, Lease               1/07 at 101             A        1,861,245
                 Revenue Bonds (Community Correctional Facility Acquisition
                 Project), 1997 Series A, 5.950%, 1/01/11

        1,000   City of Stockton, California, Community Facilities District               8/05 at 102           N/R        1,063,590
                 No. 90-2, Mello-Roos Revenue Bonds (Brookside Estates),
                 Series 1997A, 5.850%, 8/01/09

        3,470   Upland Community Redevelopment Agency, California,                       10/01 at 101           N/R        3,508,448
                 Subordinated Tax Allocation Notes (Upland Redevelopment
                 (Merged) Project) (Low and Moderate Income Housing Fund
                 Projects), Issue of 1999, 6.100%, 10/01/04

        3,000   Virgin Islands Public Finance Authority, Revenue Bonds                   10/10 at 101          BBB-        3,274,230
                 (Virgin Islands Gross Receipts Tax Loan Note), Series 1999A,
                 6.500%, 10/01/24

        2,570   Vista Joint Powers Financing Authority, California, Special               9/05 at 102           N/R        2,622,634
                 Tax Lease Revenue Refunding Bonds, 1997 Series A,
                 5.875%, 9/01/20


                            Nuveen California Municipal Value Fund, Inc. (NCA) (continued)
                                   Portfolio of Investments August 31, 2001
    PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                                PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TRANSPORTATION - 11.2%

$      20,000   Foothill/Eastern Transportation Corridor Agency, California,              1/14 at 101          BBB-    $  12,884,000
                 Toll Road Refunding Revenue Bonds, Series 1999,
                 0.000%, 1/15/27

        1,250   City of Fresno, California, Airport Revenue Bonds, Series 2000A,          7/10 at 101           AAA        1,335,550
                 5.500%, 7/01/30

        3,000   Port of Oakland, California, Revenue Bonds, 1997 Series G,               11/07 at 102           AAA        3,103,530
                 5.375%, 11/01/25 (Alternative Minimum Tax)

        5,000   Airports Commission of the City and County of San Francisco,              5/06 at 102           AAA        5,239,600
                 California, Second Series Revenue Bonds (San Francisco
                 International Airport), Issue 10A, 5.625%, 5/01/21
                 (Alternative Minimum Tax)

        5,925   Airports Commission of the City and County of San Francisco,              5/05 at 101           AAA        6,659,048
                 California, Second Series Revenue Bonds (San Francisco
                 International Airport), Issue 11, 6.200%, 5/01/19 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 22.1%

        2,700   California Statewide Communities Development Authority,                   4/03 at 102        N/R***        2,895,669
                 Certificates of Participation (Pacific Homes), Series A,
                 6.000%, 4/01/17 (Pre-refunded to 4/01/03)

        2,065   County of Contra Costa, California, 1988 Home Mortgage Revenue           No Opt. Call           AAA        2,927,220
                 Bonds (GNMA Mortgage-Backed Securities Program),
                 8.250%, 6/01/21 (Alternative Minimum Tax)

          865   Inglewood Public Finance Authority, California, 1992 Revenue              5/02 at 102         A-***          907,549
                 Bonds (In-Town, Manchester and North Inglewood Industrial
                 Park Redevelopment Projects - Housing Set-Aside Loans),
                 Series C, 7.000%, 5/01/22 (Pre-refunded to 5/01/02)

        2,500   The Community Redevelopment Agency of the City of                         1/02 at 100        BBB***        2,536,525
                 Los Angeles, California, Tax Allocation Refunding Bonds
                 (Central Business District Redevelopment Project), Series G,
                 6.750%, 7/01/10

        8,515   Los Angeles Convention and Exhibition Center Authority,                  12/05 at 100           AAA       10,644,942
                 California, Certificates of Participation, Series 1985,
                 9.000%, 12/01/20 (Pre-refunded to 12/01/05)

        3,000   Merced Irrigation District, California, 1998 Revenue Certificates         3/03 at 102           AAA        3,215,130
                 of Participation (1998 Electric System Project), 6.300%, 3/01/19
                 (Pre-refunded to 3/01/03)

        5,000   Merced Irrigation District, California, 2000 Subordinated                 3/08 at 102           AAA        6,154,950
                 Revenue Certificates of Participation (Electric System
                 Project), 7.450%, 3/01/18 (Pre-refunded to 3/01/08)

        4,000   Modesto Irrigation District Financing Authority, California,              9/05 at 102           AAA        4,535,600
                 Domestic Water Project Revenue Bonds, Series 1995C,
                 5.750%, 9/01/22 (Pre-refunded to 9/01/05)

        8,565   City of Palmdale, California, Single Family Mortgage Revenue             No Opt. Call           AAA        4,010,904
                 Bonds (GNMA Mortgage-Backed Securities Program),
                 Series 1988A, 0.000%, 3/01/17

        5,690   Sacramento County Sanitation Districts Financing Authority,              12/18 at 100           Aaa        5,727,668
                 California, 1993 Revenue Bonds, 4.750%, 12/01/23
                 (Pre-refunded to 12/01/18)

        1,265   San Benito Hospital District, California, Insured Health Facility        12/01 at 102         A+***        1,303,709
                 Revenue Bonds, Series 1991A, 6.750%, 12/01/21 (Pre-refunded to 12/01/01)

       20,415   County of San Bernardino, California, Single Family Mortgage             No Opt. Call           AAA        7,220,173
                 Revenue Bonds (GNMA Mortgage-Backed Securities),
                 1988 Series A, 0.000%, 9/01/21 (Alternative Minimum Tax)

        5,050   The Regents of the University of California, Refunding Revenue            9/02 at 102           AAA        5,374,513
                 Bonds (Multiple Purpose Projects), Series A, 6.875%, 9/01/16
                 (Pre-refunded to 9/01/02)

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 3.4%

        3,000   California Statewide Communities Development Authority,                  12/04 at 102           N/R        2,772,810
                 Refunding Certificates of Participation (Rio Bravo Fresno
                 Project), 1999 Series A, 6.300%, 12/01/18

        2,000   Department of Water and Power of Los Angeles, California,                 7/11 at 100           Aa3        2,170,140
                 Power System Revenue Bonds, 2001 Series A1, 5.250%, 7/01/15

        3,500   Puerto Rico Industrial, Tourist, Educational, Medical, and                6/10 at 101          Baa2        3,837,960
                 Environmental Control Facilities Financing  Authority,
                 Cogeneration Facility Revenue Bonds, 2000 Series A,
                 6.625%, 6/01/26 (Alternative Minimum Tax)

    PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                                PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 3.0%

$          15   Azusa Public Financing Authority, California, Revenue Bonds               7/03 at 102           AAA    $      15,095
                 (City of Azusa Water System Acquisition Project),
                 Series 1993A, 5.000%, 7/01/23

        5,000   Castaic Lake Water Agency, California, Refunding Revenue                  8/04 at 102           AAA        5,509,750
                 Certificates of Participation (Water System Improvement
                 Projects), Series 1994A, 6.300%, 8/01/20

        2,220   South Placer Wastewater Authority, California, Wastewater                11/10 at 101           AAA        2,281,338
                  Revenue Bonds, Series 2000A, 5.000%, 11/01/20
------------------------------------------------------------------------------------------------------------------------------------
$     267,605   Total Investments (cost $234,519,841) - 98.9%                                                            257,373,413
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.1%                                                                       2,771,339
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 260,144,752
                ====================================================================================================================


                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


                            Nuveen California Performance Plus Municipal Fund, Inc. (NCP)
                            Portfolio of
                                   Investments August 31, 2001

    PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                                PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 5.1%

$       2,780   California Health Facilities Financing Authority, Insured Health          5/03 at 102            A+    $   2,896,510
                 Facility Revenue Refunding Bonds (Valley Memorial Hospital),
                 Series 1993A, 6.000%, 5/01/17

        5,500   California Statewide Community Development Authority,                     7/07 at 102           AA-        5,584,700
                 Certificates of Participation (St. Joseph Health System
                 Refunding), Series 1997, 5.125%, 7/01/17

                Central California Joint Powers Health Financing Authority,
                Certificates of Participation (Community Hospital of Central
                California), Series 1993:
        2,500    5.250%, 2/01/13                                                          2/03 at 102          Baa1        2,481,875
        4,720    5.000%, 2/01/23                                                          2/03 at 100          Baa1        4,410,840

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 3.8%

        5,000   California Statewide Communities Development Authority,                   7/08 at 101           BBB        5,085,350
                 Apartment Development Revenue Refunding Bonds (Irvine
                 Apartment Communities, L.P.), Series 1998A, 4.900%, 5/15/25
                 (Mandatory put 5/15/08)

        3,915   The City of Los Angeles, California, Multifamily Housing Revenue          3/07 at 102           AAA        4,120,263
                 Bonds (GNMA Collateralized - Ridgecroft Apartments Project),
                 Series 1997E, 6.250%, 9/20/39 (Alternative Minimum Tax)

        2,215   Community Development Commission of the County of                         5/03 at 100           Aaa        2,263,752
                 Los Angeles, California, Mortgage Revenue Refunding Bonds
                 (FHA-Insured Mortgage Loans) (Los Tomas Apartments -
                 Section 8 Assisted Project), Series 1993, 6.500%, 7/15/23

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 1.9%

       15,000   California Housing Finance Agency, Home Mortgage Revenue               2/10 at 60 3/4           AAA        5,733,150
                 Bonds, Series 1999N, 0.000%, 2/01/18 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 14.1%

        6,435   State of California, Veterans General Obligation Bonds, Series BT,       12/05 at 101           AA-        6,545,875
                 5.375%, 12/01/16 (Alternative Minimum Tax)

        2,500   Hawthorne School District, Los Angeles County, California,               11/08 at 102           AAA        2,673,325
                 General Obligation Bonds (Election of 1997), 1997 Series A,
                 5.500%, 5/01/22

        5,355   Long Beach Unified School District, Los Angeles County,                   8/09 at 101           Aaa        5,418,189
                 California, General Obligation Bonds (Election of 1999),
                 Series 2001C, 5.000%, 8/01/25

                Los Angeles Unified School District, California, General
                Obligation Bonds (Election of 1997), 2000 Series D:
        1,200    5.000%, 7/01/06                                                         No Opt. Call           AA-        1,308,600
        1,200    5.625%, 7/01/14                                                          7/10 at 100           AAA        1,344,312
        8,000    5.375%, 7/01/25                                                          7/10 at 100           AAA        8,398,000

        6,000   Commonwealth of Puerto Rico, Bond Payment Obligation Public              No Opt. Call           AAA        7,431,420
                 Improvement Bonds, Series 1993, 7.000%, 7/01/10

        5,850   Commonwealth of Puerto Rico, General Obligation Public                    7/10 at 100           AAA        6,384,456
                 Improvement Bonds of 2000, 5.750%, 7/01/26

        3,000   San Jose-Evergreen Community College District, Santa Clara                9/10 at 100           AAA        3,219,750
                 County, California, General Obligation Bonds (Election
                 of 1998), Series B, 5.600%, 9/01/24

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 15.1%

        2,000   Cudahy Redevelopment Agency, California, Tax Allocation                   9/03 at 102           BBB        2,083,360
                 Refunding Bonds (Cudahy Redevelopment Project),
                 Series 1994A, 6.700%, 9/01/24

        2,060   Fruitvale School District, California, Certificates of                   12/01 at 101           N/R        2,089,170
                 Participation (1990 Improvement Project), 7.875%, 6/01/04

        5,000   Los Angeles County Metropolitan Transportation Authority,                 7/03 at 100           AAA        5,023,550
                 California, Sales Tax Revenue Refunding Bonds (Proposition A),
                 Series 1993-A, 5.000%, 7/01/21

    PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                                PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED (continued)

$       4,000   Los Angeles County Metropolitan Transportation Authority,                No Opt. Call           AAA    $   4,521,840
                 California, Second Senior Sales Tax Revenue Refunding Bonds
                 (Proposition C), Series 1998-A, 5.500%, 7/01/09

                Western Nevada County Solid Waste Management System,
                California, Certificates of Participation (1991 Project):
        2,025    7.250%, 6/01/08                                                         12/01 at 102            BB        2,038,689
        2,500    7.500%, 6/01/21                                                         12/01 at 102            BB        2,511,025

        8,800   County of Orange, California, 1996 Recovery Certificates of               7/06 at 102           AAA        9,933,528
                 Participation, Series A, 6.000%, 7/01/26

        2,780   Pleasanton Joint Powers Financing Authority, California,                  9/03 at 102          Baa1        2,967,122
                  Reassessment Revenue Bonds, 1993 Series A, 6.000%, 9/02/05

        1,000   Redevelopment Agency of the City of Pomona, California,                   6/02 at 102           N/R        1,043,090
                 1997 Tax Allocation Refunding Bonds (Holt Avenue/Indian
                 Hill Redevelopment Project), 1997 Series S, 5.750%, 6/01/16

        6,470   San Leandro Public Financing Authority, California, Certificates          6/03 at 102             A        6,716,119
                 of Participation (1993 Seismic Retrofit Financing Project),
                 5.950%, 6/01/23

                San Marcos Unified School District, Community Facilities
                District No. 5, California, Special Tax Bonds (Rancho Carillo),
                Series 1999:
        1,000    5.500%, 9/01/18                                                          9/01 at 103           N/R          996,180
        1,750    5.600%, 9/01/29                                                          9/01 at 103           N/R        1,728,790

        1,000   City of Stockton, California, Community Facilities District               9/06 at 102          Baa1        1,048,510
                 No. 1, Mello-Roos Revenue Bonds (Weston Ranch),
                 Series 1998A, 5.800%, 9/01/14

        1,320   Redevelopment Agency of the City of Suisun, County of                    10/03 at 102           AAA        1,409,324
                 Solano, California, 1993 Tax Allocation Refunding Bonds
                 (Suisun City Redevelopment Project), 5.900%, 10/01/23

        1,750   Taft Public Financing Authority, California, Lease Revenue                1/07 at 101             A        1,920,398
                 Bonds (Community Correctional Facility Acquisition Project),
                 1997 Series A, 5.950%, 1/01/11

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 25.2%

                Foothill/Eastern Transportation Corridor Agency, California,
                Toll Road Refunding Revenue Bonds, Series 1999:
        5,600    0.000%, 1/15/28                                                          1/14 at 101          BBB-        3,607,520
       20,000    0.000%, 1/15/29                                                          1/14 at 101          BBB-       12,884,000

        6,000   Foothill/Eastern Transportation Corridor Agency, California,              1/10 at 100           AAA        6,040,260
                 Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35

                City of Long Beach, California, Harbor Revenue Bonds, Series 2000A:
        2,740    5.750%, 5/15/14 (Alternative Minimum Tax)                                5/10 at 101           AA-        3,028,933
       11,885    5.750%, 5/15/15 (Alternative Minimum Tax)                                5/10 at 101           AA-       13,011,579

        8,550   Port of Oakland, California, Revenue Bonds, 2000 Series K,                5/10 at 100           AAA        9,210,830
                 5.750%, 11/01/29 (Alternative Minimum Tax)

        5,000   Airports Commission of the City and County of San Francisco,              5/05 at 101           AAA        5,628,050
                 California, Second Series Revenue  Bonds (San Francisco
                 International Airport), Issue 11, 6.250%, 5/01/26
                 (Alternative Minimum Tax)

       14,000   Airports Commission of the City and County of San Francisco,              5/10 at 101           AAA       14,754,460
                 California, Second Series Revenue Bonds (San Francisco
                 International Airport), Issue 25, 5.500%, 5/01/24
                 (Alternative Minimum Tax)

        2,000   Airports Commission of the City and County of San Francisco,              5/11 at 100           AAA        2,031,300
                 California, Second Series Revenue Refunding Bonds
                 (San Francisco International Airport), Issue 27B,
                 5.000%, 5/01/23

        6,455   City of San Jose, California, Airport Revenue Bonds,                      3/11 at 100           AAA        6,535,365
                 Series 2001A, 5.000%, 3/01/25

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 8.3%

        5,710   State of California, Various Purpose General Obligation Bonds,            3/05 at 101        Aa3***        6,344,952
                 5.750%, 3/01/14 (Pre-refunded to 3/01/05)

        3,000   California Statewide Communities Development Authority,                  No Opt. Call        N/R***        3,329,100
                 Revenue Refunding Certificates of Participation (Triad
                 Healthcare), Series 1992, 6.250%, 8/01/06

        4,000   County of Contra Costa, California, 1988 Home Mortgage                   No Opt. Call           AAA        5,670,160
                 Revenue Bonds (GNMA Mortgage-Backed Securities Program),
                 8.250%, 6/01/21 (Alternative Minimum Tax)


                            Nuveen California Performance Plus Municipal Fund, Inc. (NCP) (continued)
                                   Portfolio of Investments August 31, 2001

    PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                                PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED (continued)

                Department of Water and Power of the City of Los Angeles,
                California, Electric Plant Revenue Bonds, Second Issue of 1993:
$         370    5.000%, 10/15/33                                                        10/03 at 102        Aa3***    $     371,550
        4,175    5.000%, 10/15/33                                                        10/03 at 102           Aaa        4,232,949

        4,630   County of Sacramento, California, Airport System PFC and                  7/06 at 102           AAA        5,356,725
                 Subordinated Revenue Bonds, Series 1996D, 6.000%, 7/01/16
                 (Pre-refunded to 7/01/06)

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 10.6%

       10,250   California Pollution Control Financing Authority, Solid Waste             7/07 at 102           N/R          815,900
                 Disposal Revenue Bonds (CanFibre of Riverside Project),
                 Tax-Exempt Series 1997A, 9.000%, 7/01/19 (Alternative
                 Minimum Tax) #

        5,160   California Statewide Communities Development Authority,                  12/04 at 102           N/R        4,769,233
                 Refunding Certificates of Participation (Rio Bravo Fresno
                 Project), 1999 Series A, 6.300%, 12/01/18

       11,000   City of Chula Vista, California, Industrial Development Revenue          12/02 at 102           AAA       11,649,330
                 Bonds (San Diego Gas and Electric Company), 1992 Series A,
                 6.400%, 12/01/27 (Alternative Minimum Tax)

        3,500   Northern California Power Agency, Revenue Bonds                           7/03 at 102           AAA        3,643,815
                 (Hydroelectric Project Number One), 1993 Refunding Series A,
                 5.500%, 7/01/16

       10,450   Orange County Public Financing Authority, California, Waste              No Opt. Call           Aaa       11,340,236
                 Management System Refunding Revenue Bonds, Series 1997,
                 5.250%, 12/01/13 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 14.8%

                Department of Water and Power of the City of Los Angeles,
                California, Water Works Refunding Revenue Bonds, Second Issue of
                1993:
        3,000    4.500%, 5/15/13                                                          5/03 at 102            AA        3,029,910
        4,270    4.500%, 5/15/18                                                          5/03 at 102            AA        4,174,053

        3,000   Los Angeles County Sanitation Districts Financing Authority,             10/03 at 100            AA        3,007,800
                 California, Capital Projects Revenue Bonds (Senior Ad
                 Valorem Obligation Bonds), 1993 Series A, 5.000%, 10/01/23

        8,500   The Metropolitan Water District of Southern California, Water             7/06 at 100           AAA        8,483,255
                 Revenue Refunding Bonds, 1996 Series B, 4.750%, 7/01/21

        5,000   Orange County Water District, California, Revenue Certificates            8/03 at 100            AA        5,030,850
                 of Participation, Series 1993A, 5.000%, 8/15/18

        2,500   Pajaro Valley Water Management Agency, California, Revenue                3/09 at 101           AAA        2,712,475
                 Certificates of Participation, Series 1999A, 5.750%, 3/01/29

        5,985   Sacramento County Sanitation Districts Financing Authority,              12/10 at 101            AA        6,641,495
                 California, Revenue Bonds (Sacramento Regional County
                 Sanitation District), Series 2000A, 5.250%, 12/01/12

        4,000   Sacramento County Sanitation Districts Financing Authority,              No Opt. Call           AAA        4,458,920
                 California, Revenue Refunding Bonds, Series 2001,
                 5.500%, 12/01/20

        4,585   City of Santa Maria, California, Water and Wastewater                     8/12 at 101           AAA        4,175,512
                 Revenue Subordinate Certificates of Participation,
                 Series 1997A, 0.000%, 8/01/27

        3,000   South Placer Wastewater Authority, California, Wastewater                11/10 at 101           AAA        3,119,160
                 Revenue Bonds, Series 2000A, 5.250%, 11/01/27
------------------------------------------------------------------------------------------------------------------------------------
$     312,940   Total Investments (cost $284,815,330) - 98.9%                                                            300,420,739
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.1%                                                                       3,221,165
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 303,641,904
                ====================================================================================================================



                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    # Non-income producing security, in the case of a bond, generally denotes that issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


                            Nuveen California Municipal Market Opportunity Fund, Inc. (NCO)
                            Portfolio of
                                   Investments August 31, 2001

    PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                                PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 7.1%

$       6,500   California Educational Facilities Authority, Refunding Revenue            1/08 at 101           AAA    $   6,634,875
                 Bonds (Stanford University), Series O, 5.125%, 1/01/31

        6,580   The Regents of the University of California, Multiple Purpose             9/08 at 101            AA        7,009,477
                 Project Revenue Bonds, Series K, 5.000%, 9/01/13

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 7.7%

        6,800   Central California Joint Powers Health Financing Authority,               2/03 at 100          Baa1        6,354,600
                 Certificates of Participation (Community Hospital of Central
                 California), Series 1993, 5.000%, 2/01/23

        1,740   Central California Joint Powers Health Financing Authority,               2/10 at 101          BBB+        1,838,414
                 Certificates of Participation (Community Hospitals of Central
                 California Obligated Group Project), Series 2000, 6.000%, 2/01/30

                City of Loma Linda, California, Hospital Revenue Bonds (Loma
                Linda University Medical Center Project), Series 1993-A:
        3,780    5.750%, 12/01/03                                                        No Opt. Call           BB-        3,762,347
        3,000    6.500%, 12/01/18                                                        12/03 at 102           BB-        2,917,890

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 0.8%

        1,550   Housing Authority of the County of San Bernardino, California,           No Opt. Call            A3        1,585,743
                 Multifamily Housing Revenue Refunding Bonds (Equity
                 Residential/Redlands Lawn and Tennis Apartments), Issue
                 1999A, 5.200%, 6/15/29 (Mandatory put 6/15/09)

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.6%

        7,155   California Housing Finance Agency, Home Mortgage Revenue              8/10 at 25 1/16           AAA        1,075,897
                 Bonds, Series 2000I, 0.000%, 8/01/31

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 13.4%

        4,950   State of California, Various Purpose General Obligation Bonds,            3/10 at 101           AAA        5,418,419
                 5.750%, 3/01/27

        5,000   State of California, Veterans General Obligation Bonds,                  12/05 at 101           AA-        5,086,150
                 Series BT, 5.375%, 12/01/16 (Alternative Minimum Tax)

        5,000   Los Angeles Unified School District, California, General Obligation       7/10 at 100           AAA        5,248,750
                 Bonds (Election of 1997), 2000 Series D, 5.375%, 7/01/25

        1,000   Pomona Unified School District, California, General Obligation            8/11 at 103           AAA        1,179,450
                 Refunding Bonds, Series 1997-A, 6.150%, 8/01/15

        3,000   Commonwealth of Puerto Rico, Public Improvement Bonds                    No Opt. Call             A        3,642,750
                 of 1996 (General Obligation Bonds), 6.500%, 7/01/13

        5,000   San Diego Unified School District, California, 2000 General               7/10 at 100           AAA        5,171,950
                 Obligation Bonds (Election of 1998), Series B, 5.125%, 7/01/21

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 20.1%

          760   Inglewood Redevelopment Agency, Los Angeles County,                      No Opt. Call           BBB          780,125
                 California, Tax Allocation Bonds (Century Redevelopment
                 Project), 1993 Series A, 5.900%, 7/01/03

        2,000   County of Mendocino, California, Certificates of Participation            8/03 at 102             A        2,086,240
                 (Mendocino County Public Facilities Financing Corporation),
                 Series 1993, 6.000%, 8/15/23

        3,155   County of Monterey, California, Certificate of Participation              8/11 at 100           Aaa        3,227,944
                 (2001 Master Plan Financing), 5.000%, 8/01/21

                Western Nevada County Solid Waste Management System, County of
                Nevada, California, Certificates of Participation (1991
                Project):
        2,070    7.250%, 6/01/08                                                         12/01 at 102            BB        2,083,993
        2,000    7.500%, 6/01/21                                                         12/01 at 102            BB        2,008,820

        1,000   City of Ontario, California, Community Facilities District No. 5,         9/06 at 102           N/R        1,065,030
                 Special Tax Bonds (Freeway Interchange Project), Series 1997,
                 6.375%, 9/01/17


                            Nuveen California Municipal Market Opportunity Fund, Inc. (NCO) (continued)
                                   Portfolio of Investments August 31, 2001
    PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                                PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED (continued)

$      10,900   Ontario Redevelopment Financing Authority, San Bernardino                No Opt. Call           AAA    $  15,019,328
                 County, California, 1995 Revenue Refunding Bonds (Ontario
                 Redevelopment Project No.1), 7.400%, 8/01/25

        2,255   San Bernardino County, California, Certificates of Participation          8/05 at 102           AAA        2,364,345
                  (Medical Center Financing Project), Series 1995, 5.500%, 8/01/22

        1,200   Financing Authority, City of San Jose, California, Lease Revenue          9/11 at 100           AAA        1,232,796
                 Bonds (Convention Center Project Refunding), Series 2001F,
                 5.000%, 9/01/20

        1,025   Redevelopment Agency of the City of Suisun, County of Solano,            10/03 at 102           AAA        1,094,362
                 California, 1993 Tax Allocation Refunding Bonds (Suisun
                 City Redevelopment Project), 5.900%, 10/01/23

        7,000   Community Redevelopment Agency of the City of Union,                     10/09 at 101           AAA        7,625,100
                 California, Redevelopment Project Tax Allocation Bonds,
                 Series 1999, 5.750%, 10/01/32

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 20.2%

        2,000   Bay Area Toll Authority, California, San Francisco Bay Area              No Opt. Call            AA        2,187,340
                 Toll Bridge Revenue Bonds, 2001 Series D, 5.000%, 4/01/10

        8,500   City of Long Beach, California, Harbor Revenue Bonds,                     5/10 at 101           AA-        9,396,325
                 Series 2000A, 5.750%, 5/15/14 (Alternative Minimum Tax)

        4,000   Harbor Department of the City of Los Angeles, California,                 8/02 at 102            AA        4,211,400
                 Revenue Bonds, Issue of 1995 Series B, 6.625%, 8/01/19
                 (Alternative Minimum Tax)

        5,250   Port of Oakland, California, Revenue Bonds, 2000 Series K,                5/10 at 100           AAA        5,655,773
                 5.750%, 11/01/29 (Alternative Minimum Tax)

        5,000   County of Sacramento, California, Airport System Revenue                  7/06 at 102           AAA        5,347,500
                 Bonds, Series 1996, 5.900%, 7/01/24 (Alternative Minimum Tax)

          570   Airports Commission of the City and County of San Francisco,              5/09 at 101           AAA          568,666
                 California, Second Series Revenue Bonds (San Francisco
                 International Airport), Issue 23B, 5.000%, 5/01/30
                 (Alternative Minimum Tax)

                Airports Commission of the City and County of San Francisco,
                California, Second Series Revenue Bonds (San Francisco
                International Airport), Issue 25:
        2,515    5.500%, 5/01/24 (Alternative Minimum Tax)                                5/10 at 101           AAA        2,650,533
        3,100    5.750%, 5/01/30 (Alternative Minimum Tax)                                5/10 at 101           AAA        3,335,104

        2,500   Airports Commission of the City and County of San Francisco,              1/08 at 102           AAA        2,744,000
                 California, Special Facilities Lease Revenue Bonds (San
                 Francisco International Airport) (SFO Fuel Company LLC),
                 Series 2000A, 6.125%, 1/01/27 (Alternative Minimum Tax)

        1,250   Airports Commission of the City and County of San Francisco,              5/10 at 101           AAA        1,280,575
                 California, Second Series Revenue Bonds (San Francisco
                 International Airport), Issue 26B, 5.000%, 5/01/21

        1,500   Airports Commission of the City and County of San Francisco,              5/11 at 100           AAA        1,523,475
                 California, Second Series Revenue Refunding Bonds
                 (San Francisco International Airport), Issue 27B,
                 5.000%, 5/01/23

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 3.3%

        1,000   Foothill/Eastern Transportation Corridor Agency, California,              1/07 at 100           AAA        1,142,290
                 Toll Road Revenue Bonds, Series 1995A, 6.000%, 1/01/34
                 (Pre-refunded to 1/01/07)

        4,000   City of Pomona, California, Single Family Mortgage Revenue               No Opt. Call           AAA        5,222,960
                 Refunding Bonds (GNMA and FHLMC Mortgage-Backed
                 Securities), Series 1990B, 7.500%, 8/01/23

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 13.6%

        3,000   California Pollution Control Financing Authority, Pollution Control       4/11 at 102           AAA        3,103,350
                 Refunding Revenue Bonds (Pacific Gas and Electric Company),
                 Series 1996A Remarketed, 5.350%, 12/01/16 (Alternative
                 Minimum Tax) #

        1,500   California Pollution Control Financing Authority, Pollution Control       9/09 at 101           AAA        1,527,195
                 Revenue Refunding Bonds, 1999 Series A, 5.450%, 9/01/29

        6,750   California Pollution Control Financing Authority, Solid Waste             7/07 at 102           N/R          537,300
                 Disposal Revenue Bonds (CanFibre of Riverside Project),
                 Tax-Exempt Series 1997A, 9.000%, 7/01/19 (Alternative
                 Minimum Tax) ##

    PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                                PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$       4,500   California Statewide Communities Development Authority,                  12/04 at 102           N/R    $   4,159,215
                 Refunding Certificates of Participation (Rio Bravo Fresno
                 Project), 1999 Series A, 6.300%, 12/01/18

        8,000   City of Chula Vista, California, Industrial Development Revenue          12/02 at 102           AAA        8,472,240
                 Bonds (San Diego Gas and Electric Company), 1992 Series A,
                 6.400%, 12/01/27 (Alternative Minimum Tax)

                Merced Irrigation District, California, 2001 Electric System
                Refunding Revenue Bonds (Electric  System Project):
        2,750    6.750%, 9/01/31                                                          9/05 at 102           N/R        2,792,570
        1,000    6.850%, 9/01/36                                                          9/05 at 102           N/R        1,020,190

        4,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,               No Opt. Call           AAA        4,523,600
                 Series HH, 5.500%, 7/01/10

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 12.3%

        4,000   California Department of Water Resources, Water System                   12/11 at 100            AA        4,466,320
                 Revenue Bonds (Central Valley Project), Series 2001W,
                 5.500%, 12/01/15

        4,000   The City of Los Angeles, California, Wastewater System Revenue           11/03 at 102           AAA        4,002,920
                 Bonds, Series 1993D, 4.700%, 11/01/19

        6,000   The Metropolitan Water District of Southern California, Water             7/06 at 100           AAA        5,988,180
                 Revenue Refunding Bonds, 1996 Series B, 4.750%, 7/01/21

       10,000   City of Santa Maria, California, Water and Wastewater                     8/12 at 101           AAA        9,106,900
                 Revenue Subordinate Certificates of Participation, Series 1997A,
                 0.000%, 8/01/27
------------------------------------------------------------------------------------------------------------------------------------
$     191,105   Total Investments (cost $180,284,890) - 99.1%                                                            190,480,716
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.9%                                                                       1,815,062
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 192,295,778
                ====================================================================================================================



                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    #    On April 6, 2001, the Pacific Gas & Electric Company
                         (PG&E) filed for bankruptcy protection. The utility has stated that it intends to pay interest on its senior bonds through the bankruptcy and pay the principal after its reorganization is completed. However, the company's ability to make these payments will depend on its cash flow, which will be affected by the bankruptcy court decisions.

                    ## Non-income producing security, in the case of a bond, generally denotes that issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


                            Nuveen California Investment Quality Municipal Fund, Inc. (NQC)
                            Portfolio of
                                   Investments August 31, 2001

    PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                                PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CAPITAL GOODS - 1.7%

$       5,500   California Pollution Control Financing Authority, Fixed Rate              2/02 at 102           BBB    $   5,676,275
                 Resource Recovery Revenue Bonds (Waste Management, Inc.),
                 1991 Composite Series A, 7.150%, 2/01/11 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 4.5%

        5,000   California Educational Facilities Authority, Revenue Bonds               10/06 at 102           AAA        5,061,950
                 (Chapman University), Series 1996, 5.125%, 10/01/26

        3,000   California Educational Facilities Authority, Revenue Bonds               11/10 at 100           Aaa        3,280,110
                 (University of the Pacific), Series 2000, 5.750%, 11/01/30

        6,000   State Public Works Board of California, Lease Revenue Bonds              10/07 at 102            A1        6,269,220
                 (Various California State University Projects), 1997 Series C,
                 5.400%, 10/01/22

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 5.7%

        2,110   California Health Facilities Financing Authority, Kaiser                 10/08 at 101             A        2,214,487
                 Permanente Revenue Bonds, Series 1998B, 5.250%, 10/01/12

                Central California Joint Powers Health Financing Authority,
                Certificates of Participation (Community Hospital of Central
                California), Series 1993:
        3,250    5.250%, 2/01/13                                                          2/03 at 102          Baa1        3,226,438
        7,260    5.500%, 2/01/15                                                          2/03 at 102          Baa1        7,274,157

        5,000   City of Loma Linda, California, Hospital Revenue Bonds (Loma             12/03 at 102           BB-        4,863,150
                 Linda University Medical Center Project), Series 1993-A,
                 6.500%, 12/01/18

        1,000   City of Stockton, California, Health Facility Revenue Bonds              12/07 at 102          BBB+        1,020,070
                 (Dameron Hospital Association), 1997 Series A, 5.700%, 12/01/14

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 3.3%

       10,000   California Statewide Communities Development Authority,                   7/08 at 101           BBB       10,170,700
                 Apartment Development Revenue Refunding Bonds (Irvine
                 Apartment Communities, L.P.), Series 1998A, 4.900%, 5/15/25
                 (Mandatory put 5/15/08)

          405   City of Stanton, California, Multifamily Housing Revenue Bonds            8/07 at 102           AAA          425,412
                 (Continental Gardens Apartments), Series 1997, 5.625%, 8/01/29
                 (Alternative Minimum Tax) (Mandatory put 8/01/09)

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 2.8%

       35,750   California Housing Finance Agency, Home Mortgage Revenue             8/09 at 40 15/32           AAA        9,233,153
                 Bonds, Series 1999K, 0.000%, 8/01/24

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 8.7%

       14,000   State of California, Various Purpose General Obligation Bonds,            3/10 at 101           AAA       15,324,820
                 5.750%, 3/01/27

        2,395   Fontana Unified School District, San Bernardino County, California,       5/09 at 102           AAA        2,671,096
                 1997 General Obligation Refunding Bonds, Series D,
                 5.800%, 5/01/17

       10,060   The City of Los Angeles, California, General Obligation Bonds,            9/11 at 100            AA       10,294,599
                 Series 2001A, 5.000%, 9/01/21

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 21.4%

        7,000   City of Adelanto, California, Certificates of Participation (1990        10/01 at 101             A        7,094,080
                 Adelanto Return to Custody Facility), 7.100%, 4/01/10

                Los Angeles County Metropolitan Transportation Authority,
                California, Sales Tax Revenue Bonds (Proposition C), Second
                Senior Lien Series 2000A:
        8,005    5.250%, 7/01/25                                                          7/10 at 101           AAA        8,332,004
        6,500    5.250%, 7/01/30                                                          7/10 at 101           AAA        6,749,925

        1,685   City of Ontario, California, Community Facilities District                9/06 at 102           N/R        1,794,576
                 No. 5, Special Tax Bonds (Freeway Interchange Project),
                 Series 1997, 6.375%, 9/01/17

        3,600   Ontario Redevelopment Financing Authority, San Bernardino                No Opt. Call           AAA        4,960,512
                 County, California, 1995 Revenue Refunding Bonds (Ontario
                 Redevelopment Project No.1), 7.400%, 8/01/25

    PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                                PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$      10,075   County of Orange, California, 1996 Recovery Certificates of               7/06 at 102           AAA    $  11,372,761
                 Participation, Series A, 6.000%, 7/01/26

        2,000   Redding Joint Powers Financing Authority, California, Solid               1/04 at 102            A3        2,084,520
                 Waste and Corporate Yard Lease Revenue Bonds, Series 1993A,
                 5.500%, 1/01/13

        1,195   City of Richmond, California, Reassessment District No. 855,              9/01 at 103           N/R        1,237,303
                 Limited Obligation Refunding Improvement Bonds (Atlas
                 Road West and Interchange), 6.600%, 9/02/19

        9,000   Redevelopment Agency of the City of San Jose, California,                 2/04 at 102           AAA        8,882,100
                 Tax Allocation Bonds (Merged Area Redevelopment Project),
                 Series 1993, 4.750%, 8/01/24

        3,535   Financing Authority, City of San Jose, California, Lease Revenue          9/11 at 100           AAA        3,631,612
                 Bonds (Convention Center Project Refunding), Series 2001F,
                 5.000%, 9/01/20

        2,000   Redevelopment Agency of the City of San Leandro, California,              6/03 at 102            A-        2,080,780
                 1993 Tax Allocation Bonds (Plaza 1 and Plaza 2 Redevelopment
                 Projects), Series A, 6.125%, 6/01/23

        5,250   Redevelopment Agency, Santa Cruz County, California,                      9/10 at 102           AAA        5,484,360
                 Tax Allocation Bonds (Live Oak Soquel Community
                 Improvement), Subordinate Lien Series 2000, 5.250%, 9/01/25

        5,850   Community Development Commission of the City of Santa Fe                  9/11 at 101           AAA        5,773,365
                 Springs, Los Angeles County, California, Tax Allocation Bonds
                 (Consolidated Redevelopment Project), 2001 Series A,
                 4.750%, 9/01/22 (WI, settling 9/19/01)

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 28.9%

       18,000   Alameda Corridor Transportation Authority, California, Senior            10/09 at 101           AAA       18,176,760
                 Lien Revenue Bonds, Series 1999A, 5.000%, 10/01/29

        3,875   Bay Area Toll Authority, California, San Francisco Bay Area Toll          4/11 at 100            AA        4,208,134
                 Bridge Revenue Bonds, 2001 Series D, 5.000%, 4/01/12

       30,000   Foothill/Eastern Transportation Corridor Agency, California, Toll         1/14 at 101          BBB-       19,326,000
                 Road Refunding Revenue Bonds, Series 1999, 0.000%, 1/15/29

        2,000   Foothill/Eastern Transportation Corridor Agency, California, Toll         1/10 at 100           AAA        2,013,420
                 Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35

        9,980   City of Long Beach, California, Harbor Revenue Bonds,                     5/10 at 101           AA-       10,475,806
                 Series 2000A, 5.500%, 5/15/25 (Alternative Minimum Tax)

        9,000   Port of Oakland, California, Revenue Bonds, 2000 Series K,                5/10 at 100           AAA        9,695,610
                 5.750%, 11/01/29 (Alternative Minimum Tax)

       12,000   Airports Commission of the City and County of San Francisco,              5/05 at 101           AAA       13,507,320
                 California, Second Series Revenue Bonds (San Francisco
                 International Airport), Issue 11, 6.250%, 5/01/26 (Alternative
                 Minimum Tax)

       15,000   Airports Commission of the City and County of San Francisco,              5/10 at 101           AAA       16,137,600
                 California, Second Series Revenue Bonds (San Francisco
                 International Airport), Issue 25, 5.750%, 5/01/30
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 11.2%

       12,830   State of California, Various Purpose General Obligation Bonds,            3/05 at 101        Aa3***       14,256,696
                 5.750%, 3/01/13 (Pre-refunded to 3/01/05)

        3,500   State Public Works Board of California, Lease Revenue Bonds              11/04 at 102           Aaa        4,023,320
                 (Department of Corrections), 1994 Series A (California State
                 Prison, Monterey County (Soledad II)), 6.875%, 11/01/14
                 (Pre-refunded to 11/01/04)

        1,500   California Statewide Communities Development Authority,                  No Opt. Call        N/R***        1,664,550
                 Revenue Refunding Certificates of Participation (Triad
                 Healthcare), Series 1992, 6.250%, 8/01/06

        8,650   Fontana Public Financing Authority, San Bernardino County,               12/01 at 102        N/R***        8,935,191
                 California, Subordinate Lien Tax Allocation Revenue Bonds
                 (North Fontana Redevelopment Project), 1991 Series A,
                 7.750%, 12/01/20 (Pre-refunded to 12/01/01)

        1,000   Foothill/Eastern Transportation Corridor Agency, California,              1/07 at 100           AAA        1,142,290
                 Toll Road Revenue Bonds, Series 1995A, 6.000%, 1/01/34
                 (Pre-refunded to 1/01/07)

        2,500   The Community Redevelopment Agency of the City of                         1/02 at 100        BBB***        2,536,525
                 Los Angeles, California, Tax Allocation Refunding Bonds
                 (Central Business District Redevelopment Project),
                 Series G, 6.750%, 7/01/10

        3,500   West Contra Costa Hospital District, California, Insured                 11/04 at 102        N/R***        3,969,245
                 Health Facility Refunding Revenue Bonds, Series 1994,
                 6.500%, 11/01/17 (Pre-refunded to 11/01/04)


                            Nuveen California Investment Quality Municipal Fund, Inc. (NQC) (continued)
                                   Portfolio of Investments August 31, 2001
    PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                                PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 2.6%

$       7,945   City of Chula Vista, California, Industrial Development Revenue          12/02 at 102           AAA    $   8,413,993
                 Bonds (San Diego Gas and Electric Company), 1992 Series A,
                 6.400%, 12/01/27 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 7.2%

        4,000   California Department of Water Resources, Water System                   12/11 at 100            AA        4,434,520
                 Revenue Bonds (Central Valley Project), Series 2001W,
                 5.500%, 12/01/16

                The Metropolitan Water District of Southern California, Water
                Revenue Bonds (1997 Authorization), Series A:
        9,000    5.000%, 7/01/30                                                          1/08 at 101           AAA        9,075,690
        4,500    5.000%, 7/01/37                                                          1/08 at 101            AA        4,511,250

        5,500   Orange County Water District, California, Revenue Certificates            8/03 at 100            AA        5,533,933
                 of Participation, Series 1993A, 5.000%, 8/15/18
------------------------------------------------------------------------------------------------------------------------------------
$     340,705   Total Investments (cost $294,818,640) - 98.0%                                                            318,521,388
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 1.6%

$       5,300   California Statewide Communities Development Authority,                                      VMIG-1        5,300,000
=============    Certificates of Participation (Northern California Retired
                 Officers Community), 2.300%, Variable Rate Demand Bonds,
                 6/01/26+
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.4%                                                                       1,399,542
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 325,220,930
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.


                            Nuveen California Select Quality Municipal Fund, Inc. (NVC)
                            Portfolio of
                                   Investments August 31, 2001
    PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                                PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER STAPLES - 1.7%

$       9,150   California Pollution Control Financing Authority, Sewage and Solid       12/06 at 101            A+    $   9,636,505
                 Waste Disposal Facilities Revenue Bonds (Anheuser-Busch
                 Project), Series 1996, 5.750%, 12/01/30 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 1.1%

        6,000   The Regents of the University of California, Refunding Revenue            9/03 at 102           AAA        6,044,280
                 Bonds (1989 Multiple Purpose Projects), Series C, 5.000%, 9/01/23

------------------------------------------------------------------------------------------------------------------------------------
                ENERGY - 1.8%

        9,500   California Pollution Control Financing Authority, Exempt Facilities      12/06 at 102           AAA       10,006,350
                 Revenue Bonds (Mobil Oil Corporation Project), Series 1996,
                 5.500%, 12/01/29 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 11.6%

       13,500   California Health Facilities Financing Authority, Revenue Bonds          12/09 at 101            A3       14,571,765
                 (Cedars-Sinai Medical Center), Series 1999A, 6.125%, 12/01/30

        3,000   California Health Facilities Financing Authority, Insured Health          7/04 at 102           AAA        3,006,870
                 Facility Refunding Revenue Bonds (Catholic Healthcare West),
                 1994 Series A, 4.750%, 7/01/19

       14,000   California Statewide Communities Development Authority,                   7/10 at 101           BBB       14,800,520
                 Certificates of Participation (Catholic Healthcare West),
                 6.500%, 7/01/20

        7,485   California Health Facilities Financing Authority, Kaiser Permanente       9/01 at 102             A        7,659,176
                 Refunding Revenue Bonds, 1991 Series A, 6.500%, 3/01/11

        5,000   California Statewide Community Development Authority,                     7/07 at 102           AA-        5,077,000
                 Certificates of Participation (St. Joseph Health System
                 Refunding), Series 1997, 5.125%, 7/01/17

        1,775   California Statewide Community Development Authority,                     7/03 at 102           AA-        1,808,885
                 Certificates of Participation (St. Joseph Health System
                 Obligated Group), 5.500%, 7/01/23

        9,350   City of Loma Linda, California, Hospital Revenue Refunding               12/03 at 102           AAA        9,609,837
                 Bonds (Loma Linda University Medical Center Project),
                 Series 1993-C, 5.375%, 12/01/22

        6,000   County of Madera, California, Certificates of Participation               3/05 at 102           AAA        6,336,120
                 (Valley Children's Hospital Project), Series 1995,
                 5.750%, 3/15/28

        1,050   City of Stockton, California, Health Facility Revenue Bonds              12/07 at 102          BBB+        1,076,261
                 (Dameron Hospital Association), 1997 Series A,
                 5.450%, 12/01/10

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 6.8%

        4,065   California Housing Finance Agency, Single Family Mortgage                 5/05 at 102           AAA        4,216,096
                 Bonds (Senior), 1995 Issue A-2, 6.350%, 8/01/15
                 (Alternative Minimum Tax)

        1,270   California Housing Finance Agency, Single Family Mortgage                10/05 at 102           AAA        1,357,579
                 Bonds (Mezzanine), 1995 Issue B-2, 6.250%, 8/01/14
                 (Alternative Minimum Tax)

        6,655   California Housing Finance Agency, Single Family Mortgage                10/05 at 102           AAA        6,906,226
                 Bonds (Senior), 1995 Issue B-2, 6.250%, 2/01/18 (Alternative
                 Minimum Tax)

        5,845   California Housing Finance Agency, Home Mortgage Revenue                  2/06 at 102           AAA        6,124,274
                 Bonds, 1995 Series M, 6.150%, 8/01/27 (Alternative Minimum Tax)

        4,450   California Housing Finance Agency, Home Mortgage Revenue                  8/06 at 102           Aa2        4,699,823
                 Bonds, 1996 Series H, 6.250%, 8/01/27 (Alternative Minimum Tax)

       42,660   California Housing Finance Agency, Home Mortgage Revenue              8/10 at 27 3/16           AAA        6,978,323
                 Bonds, 2000 Series T, 0.000%, 2/01/32 (Alternative Minimum Tax)

        1,290   California Rural Home Mortgage Finance Authority, Single                 No Opt. Call           AAA        1,391,110
                 Family Mortgage Revenue Bonds (Mortgage-Backed Securities
                 Program), 1995 Series B, 7.750%, 9/01/26 (Alternative
                 Minimum Tax)


                            Nuveen California Select Quality Municipal Fund, Inc. (NVC) (continued)
                                   Portfolio of Investments August 31, 2001
    PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                                PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/SINGLE FAMILY (continued)

$       3,635   Puerto Rico Housing Bank and Finance Agency, Single Family                4/05 at 102           AAA    $   3,810,534
                 Mortgage Revenue Bonds (Affordable Housing Mortgage
                 Subsidy Program), Portfolio I, 6.250%, 4/01/29
                 (Alternative Minimum Tax)

        1,705   Southern California Home Financing Authority, Single Family              10/01 at 102            AA        1,743,243
                 Mortgage Revenue Bonds (GNMA and FNMA Mortgage-Backed
                 Securities Program), 1991 Issue B, 6.900%, 10/01/24
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 16.2%

        1,500   State of California, General Obligation Various Purpose Bonds,            6/10 at 100           Aa3        1,591,680
                 5.500%, 6/01/25

       24,555   State of California, Veterans General Obligation Bonds, Series BJ,       12/06 at 102           AA-       25,317,678
                 5.650%, 12/01/24 (Alternative Minimum Tax)

                State of California, Various Purpose General Obligation Bonds:
        4,700    5.625%, 5/01/22                                                          5/10 at 101           AAA        5,088,267
        7,000    5.500%, 9/01/24                                                          9/09 at 101           Aa3        7,441,490
       10,000    5.750%, 3/01/27                                                          3/10 at 101           AAA       10,946,300
        1,250    4.750%, 4/01/29                                                          4/09 at 101           AAA        1,226,388

        5,515   Fresno Unified School District, Fresno County, California, 2001           8/09 at 102           AAA        5,585,813
                 General Obligation Bonds (Election of 1995), Series E,
                 5.000%, 8/01/25

       10,060   The City of Los Angeles, California, General Obligation Bonds,            9/11 at 100            AA       10,334,940
                 Series 2001A, 5.000%, 9/01/20

       13,020   Los Angeles Unified School District, California, General Obligation       7/08 at 101           AAA       13,209,571
                 Bonds (Election of 1997), 1998 Series B, 5.000%, 7/01/23

        6,030   Los Angeles Unified School District, California, General Obligation       7/10 at 100           AAA        6,329,993
                 Bonds (Election of 1997), 2000 Series D, 5.375%, 7/01/25

        2,200   Oakland Unified School District, Alameda County, California,              8/08 at 101           AAA        2,269,190
                 General Obligation Bonds, Series 2001, 5.125%, 8/01/21

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 19.5%

        1,085   Avalon Community Improvement Agency, California, Community                2/02 at 102            A-        1,110,693
                 Improvement Project Area Tax Allocation Bonds, Series 1991A,
                 7.250%, 8/01/21

        6,000   Cerritos Public Financing Authority, California, 1993 Revenue            11/03 at 102             A        6,273,720
                 Bonds (Los Cerritos Redevelopment Project Loan), Series A,
                 6.050%, 11/01/20

        5,000   Culver City Redevelopment Financing Authority, California, 1993          11/03 at 102           AAA        5,033,750
                 Tax Allocation Refunding Revenue Bonds, 5.000%, 11/01/23

        3,000   La Quinta Redevelopment Agency, Riverside County, California,             9/11 at 102           AAA        3,080,460
                 Tax Allocation Bonds (La Quinta Redevelopment Project Area
                 No. 1), Series 2001, 5.000%, 9/01/21

        3,510   Long Beach Bond Finance Authority, California, Lease Revenue             10/07 at 102           AAA        3,540,748
                 and Refunding Bonds (Civic Center Project), 1997 Series A,
                 5.000%, 10/01/27

       16,500   Los Angeles County Metropolitan Transportation Authority,                 7/08 at 101           AAA       16,717,635
                 California, Second Senior Sales Tax Revenue Refunding
                 Bonds (Proposition C), Series 1998-A, 5.000%, 7/01/23

        3,000   Los Angeles County Metropolitan Transportation Authority,                 7/10 at 101           AAA        3,122,550
                 California, Second Senior Lien Sales Tax Revenue Bonds
                 (Proposition C), Series 2000A, 5.250%, 7/01/25

        4,750   Redevelopment Agency, Montclair, California, Mobile Home                 12/10 at 102           N/R        4,795,030
                 Park Revenue Bonds (Monterey Manor Estates Project),
                 Series 2000, 6.400%, 12/15/30

                Monterey County, California, Certificates of Participation,
                2001 Master Plan Financing:
        2,075    5.000%, 8/01/19                                                          8/11 at 100           Aaa        2,147,936
        6,000    5.000%, 8/01/26                                                          8/11 at 100           Aaa        6,072,300

        3,605   Oakland State Building Authority, California, Lease Revenue               4/08 at 101           AAA        3,656,371
                 Bonds (Elihu M. Harris State Office Building), 1998 Series A,
                 5.000%, 4/01/23

        2,185   Pleasanton Joint Powers Financing Authority, California,                  9/03 at 102          Baa1        2,297,549
                 Reassessment Revenue Bonds, 1993 Series A, 6.150%, 9/02/12

       10,000   Puerto Rico Highway and Transportation Authority, Transportation          7/10 at 101             A       11,154,100
                 Revenue Bonds, Series B, 6.000%, 7/01/31

       12,500   Rancho Cucamonga Redevelopment Agency, California, Tax                    9/11 at 100           AAA       12,794,750
                 Allocation Revenue Bonds (Rancho Redevelopment Project),
                 Series 2001, 5.125%, 9/01/30

    PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                                PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED (continued)

$         360   Riverside Public Financing Authority, Riverside County, California,       2/02 at 101           N/R    $     367,744
                 1991 Revenue Bonds (Multiple Project Loans), Series A,
                 8.000%, 2/01/18

        5,235   Redevelopment Financing Authority, City and County of                     8/03 at 103             A        5,332,580
                 San Francisco, California, Tax Allocation Revenue Bonds
                 (San Francisco Redevelopment Projects), 1993 Series C,
                 5.125%, 8/01/18

       10,000   Redevelopment Agency of the City of San Jose, California,                 8/08 at 102             A       10,210,100
                 Tax Allocation Bonds (Merged Area Redevelopment Project),
                 Series 1998, 5.250%, 8/01/29

        2,200   Financing Authority, City of San Jose, California, Lease Revenue          9/11 at 100           AAA        2,260,126
                 Bonds (Convention Center Project Refunding), Series 2001F,
                 5.000%, 9/01/20

        2,000   City of Vista, California, Mobile Home Park Subordinate Revenue           3/09 at 102           N/R        1,832,640
                 Bonds (Vista Manor Mobile Home Park Project), Series 1999B,
                 5.750%, 3/15/29

        5,000   City of West Hollywood, Los Angeles County, California,                   2/08 at 102           AAA        5,056,300
                 1998 Refunding Certificates of Participation (City of West
                 Hollywood Public Facilities Corporation), 5.000%, 2/01/25

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 10.1%

        5,000   Alameda Corridor Transportation Authority, California, Senior Lien       10/09 at 101           AAA        5,049,100
                 Revenue Bonds, Series 1999A, 5.000%, 10/01/29

        8,300   Foothill/Eastern Transportation Corridor Agency, California,              1/10 at 100           AAA        8,355,693
                 Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35

        7,500   Harbor Department of the City of Los Angeles, California,                 8/06 at 101           AAA        8,286,000
                 Revenue Bonds, Issue of 1996, 6.200%, 8/01/25
                 (Alternative Minimum Tax)

        8,000   Port of Oakland, California, Revenue Bonds, 2000 Series K,                5/10 at 100           AAA        8,618,320
                 5.750%, 11/01/29 (Alternative Minimum Tax)

        3,450   Airports Commission of the City and County of San Francisco,              5/04 at 102           AAA        3,749,529
                 California, Second Series Revenue Bonds (San Francisco
                 International Airport), Issue 5, 6.500%, 5/01/24 (Alternative
                 Minimum Tax)

       20,000   Airports Commission of the City and County of San Francisco,              5/10 at 101           AAA       21,516,800
                 California, Second Series Revenue  Bonds (San Francisco
                 International Airport), Issue 25, 5.750%, 5/01/30
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 15.2%

        3,000   California Pollution Control Financing Authority, Solid Waste             7/02 at 102           Aaa        3,447,270
                 Revenue Bonds (North County Recycling Center), 1991 Series A,
                 6.750%, 7/01/17

        2,000   State Public Works Board of California (The Trustees of The               9/05 at 100         A1***        2,250,680
                 California State University), Lease Revenue Bonds (Various
                 California State University Projects), 1995 Series A,
                 6.000%, 9/01/15 (Pre-refunded to 9/01/05)

        3,000   California Statewide Communities Development Authority,                   4/03 at 102        N/R***        3,217,410
                 Certificates of Participation (Pacific Homes), Series A,
                 6.000%, 4/01/17 (Pre-refunded to 4/01/03)

        2,110   County of Contra Costa, California, 1989 Home Mortgage                    5/05 at 100           AAA        2,598,676
                 Revenue Bonds (GNMA Mortgage-Backed Securities
                 Program), 7.700%, 11/01/09 (Alternative Minimum Tax)

        7,000   East Bay Municipal Utility District, Alameda and Contra Costa            12/01 at 102           AAA        7,209,020
                 Counties, California, Water System Subordinated Revenue
                 Bonds, Series 1991, 6.375%, 6/01/12 (Pre-refunded to 12/01/01)

       10,000   Los Angeles County Public Works Finance Authority, California,           10/04 at 102         AA***       11,209,500
                 Revenue Bonds (Los Angeles County Regional Park and Open
                 Space District), Series 1994A, 6.000%, 10/01/15
                 (Pre-refunded to 10/01/04)

        1,705   City of Palm Springs Financing Authority, California,                     8/05 at 100        N/R***        1,964,279
                 Tax Allocation Revenue Bonds (Agency Loans), 1991 Series B,
                 6.800%, 8/01/11 (Pre-refunded to 8/01/05)

        5,000   Puerto Rico Infrastructure Financing Authority, Special Obligation       10/10 at 101           AAA        5,367,950
                  Bonds, 2000 Series A, 5.500%, 10/01/32

       19,000   Sacramento City Financing Authority, California, 1991 Revenue            11/01 at 102           Aaa       19,517,940
                 Bonds, 6.800%, 11/01/20 (Pre-refunded to 11/01/01)

        6,510   Santa Clarita Public Financing Authority, California, Local Agency       10/01 at 102          A***        6,664,873
                 Revenue Bonds, Series 1991, 7.000%, 10/01/20 (Pre-refunded to 10/01/01)

        6,500   Tri-City Hospital District, Oceanside, California, Insured Revenue        2/02 at 102           AAA        6,766,045
                 Bonds, Series 1991, 7.500%, 2/01/17 (Pre-refunded to 2/01/02)


                            Nuveen California Select Quality Municipal Fund, Inc. (NVC) (continued)
                                   Portfolio of Investments August 31, 2001

    PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                                PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED (continued)

$      10,000   Tustin Community Redevelopment Agency, California, Subordinate           12/01 at 102           AAA    $  10,309,100
                 Tax Allocation Bonds (Town Center Area Redevelopment
                 Project), Series 1991, 6.800%, 12/01/16 (Pre-refunded
                 to 12/01/01)

        3,300   The Regents of the University of California, Refunding Revenue            9/02 at 102           AAA        3,512,058
                 Bonds (Multiple Purpose Projects), Series A,
                 6.875%, 9/01/16 (Pre-refunded to 9/01/02)

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 6.9%

       10,350   California Pollution Control Financing Authority, Pollution              No Opt. Call           AA-       11,656,377
                 Control Revenue Bonds (San Diego Gas and Electric
                 Company), 1991 Series A, 6.800%, 6/01/15 (Alternative
                 Minimum Tax)

        9,550   California Pollution Control Financing Authority, Pollution Control      12/01 at 102            CC        9,365,208
                 Revenue Bonds (Southern California  Edison Company),
                 1991 Series, 6.900%, 12/01/17 (Alternative Minimum Tax)

       10,000   Merced Irrigation District, California, 2001 Electric System              9/05 at 102           N/R       10,201,900
                 Refunding Revenue Bonds (Electric System Project),
                 6.850%, 9/01/36

        7,000   Sacramento Municipal Utility District, California, Electric               8/11 at 100           AAA        7,068,180
                 Revenue Bonds, Series 2001N, 5.000%, 8/15/28

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 7.4%

       14,800   The City of Los Angeles, California, Wastewater System Revenue            6/08 at 101           AAA       14,929,352
                  Bonds, Series 1998-A, 5.000%, 6/01/28

        5,000   The Metropolitan Water District of Southern California, Water             1/08 at 101            AA        5,045,450
                 Revenue Bonds, 1997 Authorization, Series A, 5.000%, 7/01/26

        2,525   Sacramento County Sanitation Districts Financing Authority,              No Opt. Call           AAA        2,814,693
                 California, Revenue Refunding Bonds, Series 2001,
                 5.500%, 12/01/20

       17,670   Public Utilities Commission of the City and County of                    11/11 at 100           AAA       17,929,218
                 San Francisco, California, Water Revenue Bonds, Series 2001A,
                 5.000%, 11/01/24
------------------------------------------------------------------------------------------------------------------------------------
$     555,490   Total Investments (cost $507,662,277) - 98.3%                                                            541,679,790
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.7%                                                                       9,638,092
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 551,317,882
                ====================================================================================================================


                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                            Nuveen California Quality Income Municipal Fund, Inc. (NUC)
                            Portfolio of
                                   Investments August 31, 2001
    PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                                PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 5.4%

$       8,975   California Educational Facilities Authority, Revenue Bonds               11/10 at 100           Aaa    $   9,812,996
                 (University of the Pacific), Series 2000, 5.750%, 11/01/30

        4,000   State Public Works Board of California, Lease Revenue Refunding           3/06 at 102           AAA        4,269,800
                 Bonds (California Community Colleges), 1996 Series B (Various
                 Community Colleges Projects), 5.625%, 3/01/19

        1,000   California Statewide Communities Development Authority,                   4/06 at 101           AAA        1,085,390
                 Auxiliary Organization Revenue Certificates of Participation
                 (The University Corporation-California State University,
                 Northridge), Series 1996, 6.000%, 4/01/26

        3,500   The Regents of the University of California, 1993 Refunding              11/03 at 102           Aa2        3,615,150
                 Certificates of Participation (UCLA Central Chiller/Cogeneration
                 Facility), 5.600%, 11/01/20

       10,000   The Regents of the University of California, Multiple Purpose             9/08 at 101            AA       10,393,300
                 Project Revenue Bonds, Series K, 5.300%, 9/01/30

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 6.7%

                California Health Facilities Financing Authority, Revenue Bonds
                (Cedars-Sinai Medical Center), Series 1999A:
       10,400    6.125%, 12/01/30                                                        12/09 at 101            A3       11,225,656
       15,000    6.250%, 12/01/34                                                        12/09 at 101            A3       16,317,150

        4,000   California Health Facilities Financing Authority, Insured Health          5/03 at 102            A+        4,167,640
                 Facility Revenue Refunding Bonds (Valley Memorial Hospital),
                 Series 1993A, 6.000%, 5/01/17

        1,250   California Statewide Communities Development Authority,                  No Opt. Call            A3        1,424,638
                 Hospital Revenue Certificates of Participation (Cedars-Sinai
                 Medical Center), Series 1992, 6.500%, 8/01/12

        3,110   City of Loma Linda, California, Hospital Revenue Bonds (Loma             12/03 at 102           BB-        3,024,879
                 Linda University Medical Center Project), Series 1993-A,
                 6.500%, 12/01/18

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 3.5%

        5,250   California Housing Finance Agency, Multi-Unit Rental Housing              8/02 at 102           Aa3        5,427,975
                 Revenue Bonds, Series 1992B-II, 6.700%, 8/01/15

        1,000   California Statewide Communities Development Authority,                   7/08 at 101           BBB        1,020,370
                 Apartment Development Revenue Refunding Bonds (Irvine
                 Apartment Communities, L.P.), Series 1998A, 5.100%, 5/15/25
                 (Mandatory put 5/15/10)

        1,850   City of Stanton, California, Multifamily Housing Revenue Bonds            8/07 at 102           AAA        1,943,240
                 (Continental Gardens Apartments), Series 1997,
                 5.625%, 8/01/29 (Alternative Minimum Tax) (Mandatory
                 put 8/01/09)

        8,000   City of Vista, California, Multifamily Housing Revenue                    4/02 at 102           AAA        8,232,320
                 Refunding Bonds (Vista Hacienda Project), 1992 Series A,
                 6.950%, 4/01/17

                Housing Authority of the County of Yolo, California, 1992
                Refunding Revenue Bonds (Russell Park Apartments), Series A:
        1,000    6.900%, 11/01/08                                                         5/02 at 103           Aa2        1,037,670
        1,030    7.000%, 11/01/14                                                         5/02 at 103           Aa2        1,070,716

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 3.3%

       34,250   California Housing Finance Agency, Home Mortgage Revenue             8/09 at 40 15/32           AAA        8,845,748
                 Bonds, Series 1999K, 0.000%, 8/01/24

       42,665   California Housing Finance Agency, Home Mortgage Revenue              8/10 at 27 3/16           AAA        6,979,141
                 Bonds, Series 2000T, 0.000%, 2/01/32 (Alternative Minimum Tax)

        1,860   County of Riverside, California, Single Family Mortgage Revenue          No Opt. Call           AAA        2,007,517
                 Bonds (GNMA Mortgage-Backed Securities Program),
                 Issue B of 1989, 7.600%, 11/01/19 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 12.4%

       10,000   State of California, Various Purpose General Obligation                  No Opt. Call           Aa3       11,630,700
                 Bonds, 6.400%, 9/01/07

       14,000   State of California, General Obligation Bonds, 4.750%, 2/01/29            2/09 at 101           AAA       13,736,380


                            Nuveen California Quality Income Municipal Fund, Inc. (NUC) (continued)
                                   Portfolio of Investments August 31, 2001

    PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                                PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL (continued)

$      13,665   State of California, General Obligation Veterans Welfare Bonds,          12/03 at 102           AA-    $  13,850,024
                 Series 1997BH, 5.600%, 12/01/32 (Alternative Minimum Tax)

        9,500   State of California, Veterans General Obligation Bonds,                  12/06 at 102           AA-        9,800,960
                 Series BJ, 5.700%, 12/01/32

        1,000   State of California, Various Purpose General Obligation Bonds,            4/09 at 101           AAA          981,110
                 4.750%, 4/01/29

        5,255   Livermore Valley Joint Unified School District, Alameda                   8/11 at 100           AAA        5,390,369
                 County, California, General Obligation Bonds (Election
                 of 1999), Series 2001, 5.125%, 8/01/26

        5,935   Long Beach Unified School District, Los Angeles County,                   8/09 at 101           Aaa        5,993,044
                 California, General Obligation Bonds (Election of 1999),
                 Series 2001C, 5.000%, 8/01/27

        2,000   Los Angeles Unified School District, California, General Obligation       7/10 at 100           AAA        2,099,500
                 Bonds (Election of 1997), 2000 Series D, 5.375%, 7/01/25

        3,015   Sacramento City Unified School District, Sacramento County,               7/10 at 102           AAA        3,046,235
                 California, General Obligation Bonds (Election of 1999),
                 Series B of 2001, 5.000%, 7/01/28

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 16.8%

        1,200   City of Coalinga, California, Certificates of Participation (1989        10/01 at 101             A        1,215,852
                 Coalinga Return to Custody Facility), 7.000%, 4/01/10

                Community Development Commission of the City of Commerce,
                California, Tax Allocation Refunding Bonds (Merged Redevelopment
                Project), Series 1998A:
        1,000    5.650%, 8/01/18                                                          8/08 at 102           N/R        1,008,790
        2,765    5.700%, 8/01/28                                                          8/08 at 102           N/R        2,768,871

        2,100   Cudahy Redevelopment Agency, California, Tax Allocation Refunding         9/03 at 102           BBB        2,187,528
                 Bonds (Cudahy Redevelopment  Project), Series 1994A,
                 6.700%, 9/01/24

        5,000   Culver City Redevelopment Financing Authority, California,               11/03 at 102           AAA        4,916,500
                 1993 Tax Allocation Refunding Revenue Bonds, 4.600%, 11/01/20

        2,725   City of Fresno, California, Certificates of Participation (Street        12/02 at 100            A+        2,803,480
                 Improvement Project), Series 1992, 6.625%, 12/01/11

        4,000   Inland Empire Solid Waste Financing Authority, California,               No Opt. Call           AAA        4,678,440
                 Revenue Bonds (Landfill Improvement Financing Project),
                 1996 Series B, 6.250%, 8/01/11 (Alternative Minimum Tax)

        2,300   City of Irvine, California, Mobile Home Park Revenue Bonds                3/08 at 102           N/R        2,259,037
                 (Meadows Mobile Home Park Project), Series 1998A,
                 5.700%, 3/01/18

        8,000   Los Angeles County Metropolitan Transportation Authority,                 7/10 at 101           AAA        8,326,800
                 California, Second Senior Lien Sales Tax Revenue Bonds
                 (Proposition C), Series 2000A, 5.250%, 7/01/25

        3,005   Monterey County, California, Certificates of Participation,               8/11 at 100           Aaa        3,086,496
                 2001 Master Plan Financing, 5.000%, 8/01/20

        2,500   Western Nevada County Solid Waste Management System,                     12/01 at 102            BB        2,511,025
                 County of Nevada, California, Certificates of Participation
                 (1991 Project), 7.500%, 6/01/21

        2,615   Oceanside Mobile Home Park Financing Authority, California,               3/08 at 102           N/R        2,542,643
                 Mobile Home Park Revenue Bonds (Laguna Vista Mobile Estates
                 Acquisition Project), Series 1998, 5.800%, 3/01/28

       15,300   Ontario Redevelopment Financing Authority, San Bernardino                No Opt. Call           AAA       21,082,176
                 County, California, 1995 Revenue Refunding Bonds (Ontario
                 Redevelopment Project No.1), 7.400%, 8/01/25

        3,400   Orange County Development Agency, California, 1993 Tax Allocation         9/03 at 102           BBB        3,487,006
                 Revenue Bonds (Santa Ana Heights Project Area), 6.125%, 9/01/23

        3,000   Orange County Local Transportation Authority, California,                No Opt. Call           AA+        3,416,580
                 Measure M Sales Tax Revenue Bonds (Limited Tax),
                 6.000%, 2/15/07

        5,200   Orange County, California, 1996 Recovery Certificates of                  7/06 at 102           AAA        5,869,812
                 Participation, Series A, 6.000%, 7/01/26

        2,400   Puerto Rico Highway and Transportation Authority, Transportation          7/08 at 101             A        2,402,376
                 Revenue Bonds, Series A, 5.000%, 7/01/38

        3,040   County of Riverside, California, Mobile Home Park Revenue Bonds           3/09 at 102           N/R        2,822,062
                  (Bravo Mobile Home Park Project), Series 1999B, 5.900%, 3/20/29

        5,000   Convention Center Expansion Financing Authority,                         10/08 at 101           AAA        4,907,250
                 City of San Diego, California, Lease Revenue Bonds, Series 1998A,
                 4.750%, 4/01/28

    PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                                PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED (continued)

$       2,500   Financing Authority, City of San Jose, California, Lease Revenue          9/11 at 100           AAA    $   2,568,325
                 Bonds (Convention Center Project  Refunding), Series 2001F,
                 5.000%, 9/01/20

        2,000   San Jose Unified School District, Santa Clara County, California,         6/07 at 101           AAA        2,142,320
                 Certificates of Participation, 5.750%, 6/01/24

        3,000   City of Santa Barbara, California, Certificates of Participation         10/02 at 102            A2        3,173,190
                  (Harbor Refunding Project), 6.750%, 10/01/27

------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.4%

        6,240   California Statewide Communities Development Authority,                  10/11 at 100           Ba1        6,306,955
                 Special Facility Revenue Bonds (United Air  Lines, Inc. - Los
                 Angeles International Airport Cargo Project), Series 2001,
                 6.250%, 10/01/35 (Alternative Minimum Tax)

       20,000   Airports Commission of the City and County of San Francisco,              5/10 at 101           AAA       21,516,800
                 California, Second Series Revenue Bonds (San Francisco
                 International Airport), Issue 25, 5.750%, 5/01/30 (Alternative
                 Minimum Tax)

        5,000   San Joaquin Hills Transportation Corridor Agency, California,            No Opt. Call           AAA        1,412,300
                 Toll Road Refunding Revenue Bonds, Series 1997A,
                 0.000%, 1/15/26

------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 31.3%

                Alameda County Public Facilities Corporation, California, Certificates
                of Participation (1992 Capital Projects):
        7,865    6.750%, 6/01/16 (Pre-refunded to 6/01/02)                                6/02 at 102         A2***        8,276,497
       10,000    6.000%, 6/01/22 (Pre-refunded to 6/01/02)                                6/02 at 102         A2***       10,467,800

        3,000   California Educational Facilities Authority, Revenue Bonds                2/02 at 102         A1***        3,107,880
                 (Santa Clara University), Series 1991, 6.250%, 2/01/16
                 (Pre-refunded to 2/01/02)

                California Educational Facilities Authority, Revenue Bonds
                (University of San Diego), Series 1992:
        1,965    6.500%, 10/01/08 (Pre-refunded to 10/01/02)                             10/02 at 102        N/R***        2,089,011
        5,000    6.500%, 10/01/22 (Pre-refunded to 10/01/02)                             10/02 at 102        N/R***        5,315,550

        8,000   California Pollution Control Financing Authority, Solid Waste             7/02 at 102           Aaa        9,192,720
                 Revenue Bonds (North County Recycling Center), 1991 Series A,
                 6.750%, 7/01/17

       10,050   State Public Works Board of California, Lease Revenue Bonds              10/02 at 102           AAA       10,713,501
                 (The Trustees of the California State University), 1992 Series A
                 (Various California State University Projects), 6.700%, 10/01/17
                 (Pre-refunded to 10/01/02)

                State Public Works Board of California, Lease Revenue Bonds
                (Department of Corrections), 1994 Series A (California State
                Prison, Monterey County (Soledad II)):
        6,950    6.875%, 11/01/14 (Pre-refunded to 11/01/04)                             11/04 at 102           Aaa        7,989,164
        7,625    11/01/19 (Pre-refunded to 11/01/04)                                     11/04 at 102           Aaa        8,790,100

       14,000   California Statewide Communities Development Authority, Hospital          8/02 at 102         A3***       14,750,260
                 Revenue Certificates of Participation (Cedars-Sinai Medical
                 Center), Series 1992, 6.500%, 8/01/15 (Pre-refunded to 8/01/02)

        2,070   California Statewide Communities Development Authority,                  No Opt. Call        N/R***        2,297,079
                 Revenue Refunding Certificates of Participation (Triad Healthcare),
                 Series 1992, 6.250%, 8/01/06

        2,000   Coachella Valley Water District, Improvement District No. 71             10/02 at 102        N/R***        2,131,520
                 (Storm Water District), Riverside, Imperial,  and San Diego
                 Counties, California, 1992 Certificates of Participation (Flood
                 Control Project), 6.750%, 10/01/12 (Pre-refunded to 10/01/02)

       12,805   County of Contra Costa, California, 1988 Home Mortgage                   No Opt. Call           AAA       18,151,600
                 Revenue Bonds (GNMA Mortgage-Backed Securities Program),
                 8.250%, 6/01/21 (Alternative Minimum Tax)

       10,000   Fontana Redevelopment Agency, County of San Bernardino,                  10/02 at 102       BBB+***       10,693,900
                 California, Refunding Tax Allocation Bonds (Jurupa Hills
                 Redevelopment Project Area), 1992 Series A, 7.100%, 10/01/23
                 (Pre-refunded to 10/01/02)

        1,360   Foothill-De Anza Community College District, County of                    9/03 at 100         A-***        1,400,174
                 Santa Clara, California, Certificates of Participation
                 (1992 De Anza Campus Center Project), 7.350%, 3/01/07
                 (Pre-refunded to 9/01/03)

        8,000   Lancaster School District, California, Certificates of Participation      3/02 at 105           AAA        8,580,240
                  (1992 Refunding Project), 7.000%, 3/01/22 (Pre-refunded to 3/01/02)

        5,435   Community Redevelopment Financing Authority of the Community              9/02 at 102        Ba2***        5,751,371
                 Redevelopment Agency of the City of Los Angeles, California,
                 Pooled Financing Bonds (Bunker Hill, Los Angeles Harbor
                 Industrial Center and Monterey Hills Redevelopment Projects),
                 Series A, 6.375%, 9/01/14 (Pre-refunded to 9/01/02)


                            Nuveen California Quality Income Municipal Fund, Inc. (NUC) (continued)
                                   Portfolio of Investments August 31, 2001
    PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                                PROVISIONS*      RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (continued)

$       5,000   Puerto Rico Infrastructure Financing Authority, Special Obligation       10/10 at 101           AAA    $   5,367,950
                 Bonds, 2000 Series A, 5.500%, 10/01/32

       13,525   County of San Bernardino, California, Single Family Mortgage             No Opt. Call           AAA       17,359,879
                 Revenue Bonds (GNMA Mortgage-Backed Securities),
                 1989 Series A, 7.750%, 11/01/14 (Alternative Minimum Tax)

        4,300   Sierra View Local Hospital District, California, Insured Health           3/02 at 102        N/R***        4,470,065
                 Facility Revenue Bonds, Series 1992, 6.400%, 3/01/22
                 (Pre-refunded to 3/01/02)

        1,675   City of Torrance, California, Hospital Revenue Bonds (Little              7/02 at 102          A***        1,770,056
                 Company of Mary Hospital Project), Series 1992,
                 6.875%, 7/01/15 (Pre-refunded to 7/01/02)

        3,025   Tulare Local Hospital District, California, Insured Health Facility      12/01 at 102        N/R***        3,117,263
                 Revenue Bonds, Series 1991A, 6.750%, 12/01/21
                 (Pre-refunded to 12/01/01)

        6,185   The Regents of the University of California, Refunding Revenue            9/02 at 102           AAA        6,582,448
                 Bonds (Multiple Purpose Projects), Series A, 6.875%, 9/01/16
                 (Pre-refunded to 9/01/02)

------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 5.6%

       10,000   California Pollution Control Financing Authority, Pollution              12/01 at 102            CC        9,806,500
                 Control Revenue Bonds (Southern California Edison Company),
                 1991 Series, 6.900%, 12/01/17 (Alternative Minimum Tax)

        5,000   California Pollution Control Financing Authority, Pollution Control       6/02 at 102            B3        4,905,200
                 Revenue Bonds (Pacific Gas and Electric Company), 1992 Series A,
                 6.625%, 6/01/09 (Alternative Minimum Tax) #

        3,805   City of Lodi, California, Electric System Revenue Certificates            1/09 at 101           AAA        4,039,160
                 of Participation (Installment Purchase Contract with the Lodi
                 Public Improvement Corporation), 1999 Series A, 5.500%, 1/15/24

        4,515   City of Redlands, California, Certificates of Participation               9/01 at 100           AAA        4,530,893
                  (1993 Refunding of 1986 and 1987 Projects), 6.800%, 3/01/07

        5,500   Southern California Public Power Authority, Multiple Project             No Opt. Call             A        6,642,130
                 Revenue Bonds, 1989 Series, 6.750%, 7/01/11

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 7.9%

       10,000   Eastern Municipal Water District, California, Water and Sewer             7/11 at 100           AAA       10,096,100
                 Revenue Certificates of Participation, Series 2001B,
                 5.000%, 7/01/30

                Department of Water and Power of the City of Los Angeles,
                California, Water Works Refunding Revenue Bonds, Second Issue of
                1993:
        4,060    4.500%, 5/15/13                                                          5/03 at 102            AA        4,100,478
        8,400    4.500%, 5/15/30                                                          5/03 at 102           AAA        7,903,054

        7,000   The City of Los Angeles, California, Wastewater System Revenue            6/08 at 101           AAA        7,061,180
                  Bonds, Series 1998-A, 5.000%, 6/01/28

        8,000   Los Angeles County Sanitation Districts Financing Authority,             10/03 at 100            AA        8,020,800
                 California, Capital Projects Revenue Bonds (Senior Ad Valorem
                 Obligation Bonds), 1993 Series A, 5.000%, 10/01/23

        2,000   The Metropolitan Water District of Southern California, Water             7/06 at 100           AAA        1,996,060
                 Revenue Refunding Bonds, 1996 Series B, 4.750%, 7/01/21

        1,000   City of Norco, California, Refunding Certificates of Participation       10/08 at 102           AAA        1,021,810
                 (Sewer System and Water System Improvement Project),
                 Series 1998, 5.125%, 10/01/28

        2,000   City of Santa Barbara, California, Certificates of Participation          4/02 at 102           AAA        2,085,800
                 (1992 Water System Improvement Project and Refunding),
                 6.700%, 4/01/27
------------------------------------------------------------------------------------------------------------------------------------
$     556,915   Total Investments (cost $482,353,895) - 98.3%                                                            528,417,425
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.7%                                                                       9,276,015
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 537,693,440
                ====================================================================================================================


                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    #    On April 6, 2001, the Pacific Gas & Electric Company
                         (PG&E) filed for bankruptcy protection. The utility has stated that it intends to pay interest on its senior bonds through the bankruptcy and pay the principal after its reorganization is completed. However, the company's ability to make these payments will depend on its cash flow, which will be affected by the bankruptcy court decisions.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


Statement of
      Net Assets August 31, 2001
                                                                                       CALIFORNIA
                                  CALIFORNIA        CALIFORNIA        CALIFORNIA       INVESTMENT        CALIFORNIA       CALIFORNIA
                                       VALUE  PERFORMANCE PLUS       OPPORTUNITY          QUALITY    SELECT QUALITY   QUALITY INCOME
                                       (NCA)             (NCP)             (NCO)            (NQC)             (NVC)            (NUC)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal
   securities, at
   market value                 $257,373,413      $300,420,739      $190,480,716     $318,521,388      $541,679,790     $528,417,425
Temporary investments
   in short-term municipal
   securities, at amortized
   cost, which approximates
   market value                           --                --                --        5,300,000                --               --
Cash                                 195,345           752,752           272,735        4,122,782           661,912          796,086
Receivables:
   Interest                        3,873,680         3,671,847         2,334,704        4,359,753         7,783,633        8,516,684
   Investments sold                   25,497                --               --              --           3,436,200        2,040,000
Other assets                          18,688            29,830            21,652           28,646            33,439           39,799
------------------------------------------------------------------------------------------------------------------------------------
      Total assets               261,486,623       304,875,168       193,109,807      332,332,569       553,594,974      539,809,994
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments
   purchased                              --               --                 --        5,773,424               --              --
Accrued expenses:
   Management fees                   126,883           162,800           104,071          174,029           292,930          286,088
   Other                             130,800            88,300            80,542          112,800           218,971           82,710
Preferred share
   dividends payable                     N/A            21,459            16,999           17,967            19,130           34,940
Common share
   dividends payable               1,084,188           960,705           612,417        1,033,419         1,746,061        1,712,816
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities            1,341,871         1,233,264           814,029        7,111,639         2,277,092        2,116,554
------------------------------------------------------------------------------------------------------------------------------------
Net assets                      $260,144,752      $303,641,904      $192,295,778     $325,220,930      $551,317,882     $537,693,440
====================================================================================================================================
Preferred shares,
   at liquidation value                  N/A      $106,000,000      $ 68,000,000     $112,000,000      $192,000,000     $185,000,000
====================================================================================================================================
Preferred shares
   outstanding                           N/A             4,240             2,720            4,480             7,680            7,400
====================================================================================================================================
Common shares
   outstanding                    25,222,660        12,899,218         8,114,051       13,512,333        22,981,908       21,830,598
====================================================================================================================================
Net asset value per Common
   share outstanding (net assets
   less Preferred shares
   at liquidation value,
   divided by Common shares
   outstanding)                 $      10.31      $      15.32      $      15.32     $      15.78      $      15.63     $      16.16
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.


Statement of
    Operations Year Ended August 31, 2001
                                                                                      CALIFORNIA
                                  CALIFORNIA        CALIFORNIA       CALIFORNIA       INVESTMENT        CALIFORNIA       CALIFORNIA
                                       VALUE  PERFORMANCE PLUS      OPPORTUNITY          QUALITY    SELECT QUALITY   QUALITY INCOME
                                       (NCA)             (NCP)            (NCO)            (NQC)             (NVC)            (NUC)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                $14,692,242       $16,794,253      $10,760,627      $17,962,914       $31,204,065      $30,522,138
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                    1,486,824         1,897,690        1,213,482        2,010,071         3,396,146        3,320,025
Preferred shares -
   auction fees                          N/A           265,001          169,999          279,999           480,001          462,499
Preferred shares -
   dividend disbursing
   agent fees                            N/A            26,287           12,667           20,996            32,269           30,280
Shareholders' servicing
   agent fees
   and expenses                       47,070            28,998           23,320           12,075            47,603           38,870
Custodian's fees and
   expenses                           59,909            56,622           41,023           64,748           109,571          119,262
Directors' fees and
   expenses                            2,408             3,337            2,805            3,531             5,889            6,300
Professional fees                     16,021            14,871           13,943            6,287            17,878           18,517
Shareholders' reports -
   printing and mailing
   expenses                           49,643            27,300           22,739           33,665            56,867           47,672
Stock exchange
   listing fees                       32,371            29,182           20,510           29,176            32,024           32,139
Investor relations
   expense                            44,474            35,057           20,057           37,550            59,538           58,119
Other expenses                        18,159            19,650           17,080           22,670            26,202           28,131
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before
   custodian fee credit            1,756,879         2,403,995        1,557,625        2,520,768         4,263,988        4,161,814
   Custodian fee credit              (25,896)          (36,217)         (18,030)         (32,918)          (47,325)         (45,013)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                       1,730,983         2,367,778        1,539,595        2,487,850         4,216,663        4,116,801
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income             12,961,259        14,426,475        9,221,032       15,475,064        26,987,402       26,405,337
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
FROM INVESTMENTS
Net realized gain from
   investment transactions           506,326         1,673,916          861,042        1,716,134         5,340,993        2,539,146
Change in net unrealized
   appreciation (depreciation)
   of investments                 11,317,196         4,020,209        3,032,229       11,416,130        11,383,224       13,844,414
-----------------------------------------------------------------------------------------------------------------------------------
Net gain from investments         11,823,522         5,694,125        3,893,271       13,132,264        16,724,217       16,383,560
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from operations               $24,784,781       $20,120,600      $13,114,303      $28,607,328       $43,711,619      $42,788,897
===================================================================================================================================
N/A - Fund is not authorized to issue Preferred shares.

                         See accompanying notes to financial statements.


Statement of
    Changes in Net Assets

                                      CALIFORNIA VALUE (NCA)        CALIFORNIA PERFORMANCE PLUS (NCP)   CALIFORNIA OPPORTUNITY (NCO)
                                  -----------------------------      ---------------------------------   ---------------------------
                                    YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED     YEAR ENDED
                                       8/31/01          8/31/00           8/31/01           8/31/00          8/31/01        8/31/00
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income             $ 12,961,259     $ 12,974,006      $ 14,426,475      $ 15,596,158      $ 9,221,032   $ 10,072,583
Net realized gain (loss)
   from investment
   transactions                        506,326       (1,093,977)        1,673,916         1,032,464          861,042      1,186,788
Change in net unrealized
   appreciation
   (depreciation) of
   investments                      11,317,196        3,867,172         4,020,209           402,998        3,032,229     (1,807,485)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
   operations                       24,784,781       15,747,201        20,120,600        17,031,620       13,114,303      9,451,886
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net
   investment income:
   Common shareholders             (13,014,893)     (12,787,893)      (11,599,059)      (12,280,577)      (7,406,449)    (7,873,178)
   Preferred shareholders                  N/A              N/A        (3,154,986)       (3,386,224)      (1,893,584)    (2,300,126)
From accumulated net realized gains
   from investment transactions:
   Common shareholders                      --          (40,356)         (542,426)               --         (755,853)            --
   Preferred shareholders                  N/A              N/A          (154,741)               --         (231,381)            --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders   (13,014,893)     (12,828,249)      (15,451,212)      (15,666,801)     (10,287,267)   (10,173,304)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions            --               --         1,015,490         1,264,120          674,401        659,878
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
   net assets                       11,769,888        2,918,952         5,684,878         2,628,939        3,501,437        (61,540)
Net assets at the beginning
   of year                         248,374,864      245,455,912       297,957,026       295,328,087      188,794,341    188,855,881
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year     $260,144,752     $248,374,864      $303,641,904      $297,957,026     $192,295,778   $188,794,341
====================================================================================================================================
Balance of undistributed net
   investment income at the
   end of year                    $    359,308     $    412,942      $     93,756      $    421,326     $    111,793   $    190,794
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred shares.

                         See accompanying notes to financial statements.




Statement of
           Changes in Net Assets (continued)

                              CALIFORNIA INVESTMENT QUALITY (NQC)  CALIFORNIA SELECT QUALITY (NVC)   CALIFORNIA QUALITY INCOME (NUC)
                              -----------------------------------  --------------------------------  -------------------------------
                                    YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED     YEAR ENDED
                                       8/31/01          8/31/00           8/31/01           8/31/00          8/31/01        8/31/00
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
 Net investment income            $ 15,475,064     $ 16,582,796      $ 26,987,402      $ 27,521,341     $ 26,405,337   $ 26,701,760
 Net realized gain (loss)
   from investment
   transactions                      1,716,134         (740,539)        5,340,993          (665,965)       2,539,146        255,690
 Change in net unrealized
   appreciation (depreciation)
   of investments                   11,416,130          289,181        11,383,224         3,210,292       13,844,414      3,178,277
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from operations                  28,607,328       16,131,438        43,711,619        30,065,668       42,788,897     30,135,727
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
 From undistributed net investment income:
   Common shareholders             (12,373,003)     (12,432,187)      (20,913,704)      (21,443,149)     (20,532,198)   (21,040,572)
   Preferred shareholders           (3,432,354)      (3,662,289)       (5,918,904)       (6,418,050)      (5,735,434)    (6,239,516)
 From accumulated net realized gains
   from investment transactions:
   Common shareholders                      --               --                --                --         (182,987)            --
   Preferred shareholders                   --               --                --                --          (55,986)            --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders   (15,805,357)     (16,094,476)      (26,832,608)      (27,861,199)     (26,506,605)   (27,280,088)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
  issued to shareholders due to
  reinvestment of distributions      1,161,112          860,726         1,648,284         1,241,683        1,263,353      1,230,432
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
   net assets                       13,963,083          897,688        18,527,295         3,446,152       17,545,645      4,086,071
Net assets at the beginning
   of year                         311,257,847      310,360,159       532,790,587       529,344,435      520,147,795    516,061,724
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year     $325,220,930     $311,257,847      $551,317,882      $532,790,587     $537,693,440   $520,147,795
====================================================================================================================================
Balance of undistributed net
   investment income at the
   end of year                    $    505,150     $    835,443      $    626,614      $    471,820     $    336,891   $    199,186
====================================================================================================================================



See accompanying notes to financial statements.

Notes to
           Financial Statements







1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The California Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen California Municipal Value Fund, Inc. (NCA), Nuveen California Performance Plus Municipal Fund, Inc.
(NCP), Nuveen California Municipal Market Opportunity Fund, Inc. (NCO), Nuveen California Investment Quality Municipal Fund, Inc. (NQC), Nuveen California Select Quality Municipal Fund, Inc. (NVC) and Nuveen California Quality Income Municipal Fund, Inc. (NUC).

Each Fund seeks to provide current income exempt from both regular federal and California state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of California. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Directors of the Funds may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At August 31, 2001, California Investment Quality (NQC) had an outstanding when-issued purchase commitments of $5,773,424. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended August 31, 2001, have been designated Exempt Interest Dividends.

Notes to
        Financial Statements (continued)

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
California Value is not authorized to issue Preferred shares. The Funds below have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                                          CALIFORNIA                 CALIFORNIA   CALIFORNIA   CALIFORNIA
                                         PERFORMANCE    CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                                PLUS   OPPORTUNITY      QUALITY      QUALITY       INCOME
                                                (NCP)         (NCO)        (NQC)        (NVC)        (NUC)
----------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                       --            --        3,600           --        1,400
   Series T                                    1,800            --           --        2,400           --
   Series W                                      640         2,200          880        1,680        3,000
   Series Th                                      --            --           --        3,600           --
   Series F                                    1,800           520           --           --        3,000
----------------------------------------------------------------------------------------------------------
Total                                          4,240         2,720        4,480        7,680        7,400
==========================================================================================================

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended August 31, 2001.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Audit Guide
In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. It is not anticipated that the adoption of the Guide will have a significant effect on the financial statements.

2. FUND SHARES
Transactions in Common shares were as follows:

                                    CALIFORNIA                CALIFORNIA                 CALIFORNIA
                                    VALUE (NCA)         PERFORMANCE PLUS (NCP)        OPPORTUNITY (NCO)
                              -----------------------   -----------------------    ----------------------
                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED  YEAR ENDED
                                8/31/01      8/31/00      8/31/01      8/31/00       8/31/01     8/31/00
----------------------------------------------------------------------------------------------------------
Shares issued to
   shareholders due to
   reinvestment of distributions      --           --       66,429       84,245        43,488      43,959
==========================================================================================================



                                    CALIFORNIA                CALIFORNIA                 CALIFORNIA
                             INVESTMENT QUALITY (NQC)    SELECT QUALITY (NVC)       QUALITY INCOME (NUC)
                              -----------------------   -----------------------    ----------------------
                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED  YEAR ENDED
                                8/31/01      8/31/00      8/31/01      8/31/00       8/31/01     8/31/00
----------------------------------------------------------------------------------------------------------
   Shares issued to
   shareholders due to
   reinvestment of distributions  75,214       58,788      106,442       84,774        79,650     81,306
==========================================================================================================


3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid October 1, 2001, to shareholders of record on September 15, 2001, as follows:

                                          CALIFORNIA                 CALIFORNIA   CALIFORNIA   CALIFORNIA
                             CALIFORNIA  PERFORMANCE    CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                  VALUE         PLUS   OPPORTUNITY      QUALITY      QUALITY       INCOME
                                   (NCA)        (NCP)         (NCO)        (NQC)        (NVC)        (NUC)
----------------------------------------------------------------------------------------------------------
Dividend per share               $.0430       $.0745        $.0755       $.0765       $.0760       $.0785
==========================================================================================================


4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities during the fiscal year ended August 31, 2001, were as follows:



                                          CALIFORNIA                 CALIFORNIA   CALIFORNIA   CALIFORNIA
                             CALIFORNIA  PERFORMANCE    CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                  VALUE         PLUS   OPPORTUNITY      QUALITY      QUALITY       INCOME
                                   (NCA)        (NCP)         (NCO)        (NQC)        (NVC)        (NUC)
----------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal
   securities               $16,501,664  $87,456,550   $71,135,798 $104,163,769 $156,084,695  $90,811,237
   Short-term municipal
   securities                        --   20,000,000    28,753,000    9,600,000   13,600,000    6,800,000
Sales and maturities:
   Long-term municipal
   securities                17,821,920   79,578,962    56,701,151  106,435,728  155,393,747   91,776,837
   Short-term municipal
   securities                        --   22,000,000    35,553,000    4,300,000   13,600,000    6,800,000
==========================================================================================================


At August 31, 2001, the identified cost of investments owned for federal income tax purposes were as follows:

                                          CALIFORNIA                 CALIFORNIA   CALIFORNIA   CALIFORNIA
                             CALIFORNIA  PERFORMANCE    CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                  VALUE         PLUS   OPPORTUNITY      QUALITY      QUALITY       INCOME
                                  (NCA)        (NCP)         (NCO)        (NQC)        (NVC)        (NUC)
----------------------------------------------------------------------------------------------------------
                           $234,519,841 $284,815,330  $180,284,890 $300,118,640 $507,662,277 $482,353,895
==========================================================================================================

At August 31, 2001, California Value had an unused capital loss carryforward of $695,877 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2008.

Notes to
        Financial Statements (continued)

5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at August 31, 2001, were as follows:

                                          CALIFORNIA                 CALIFORNIA   CALIFORNIA   CALIFORNIA
                             CALIFORNIA  PERFORMANCE    CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                  VALUE         PLUS   OPPORTUNITY      QUALITY      QUALITY       INCOME
                                  (NCA)        (NCP)         (NCO)        (NQC)        (NVC)        (NUC)
----------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation             $23,658,768  $ 25,815,748  $16,985,505  $23,839,657  $34,307,347  $46,596,753
   depreciation                (805,196)  (10,210,339)  (6,789,679)    (136,909)    (289,834)    (533,223)
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation $22,853,572  $ 15,605,409  $10,195,826  $23,702,748  $34,017,513  $46,063,530
==========================================================================================================

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' (excluding California Value (NCA)) investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                                        MANAGEMENT FEE
-------------------------------------------------------------------------------
For the first $125 million                                         .6500 of 1%
For the next $125 million                                          .6375 of 1
For the next $250 million                                          .6250 of 1
For the next $500 million                                          .6125 of 1
For the next $1 billion                                            .6000 of 1
For the next $3 billion                                            .5875 of 1
For net assets over $5 billion                                     .5750 of 1
================================================================================

Under California Value's (NCA) investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly of .35 of 1% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income of the Fund.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS

At August 31, 2001, net assets consisted of:

                                          CALIFORNIA                 CALIFORNIA   CALIFORNIA   CALIFORNIA
                             CALIFORNIA  PERFORMANCE    CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                  VALUE         PLUS   OPPORTUNITY      QUALITY      QUALITY       INCOME
                                   (NCA)        (NCP)         (NCO)        (NQC)        (NVC)        (NUC)
----------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated
   value per share,
   at liquidation value    $        N/A $106,000,000  $ 68,000,000 $112,000,000 $192,000,000 $185,000,000
Common shares, $.01
   par value per share          252,227      128,992        81,141      135,123      229,819      218,306
Paid-in surplus             237,375,522  180,326,279   113,046,512  188,604,420  320,291,366  303,786,489
Balance of undistributed net
   investment income            359,308       93,756       111,793      505,150      626,614      336,891
Accumulated net realized
   gain (loss) from investment
   transactions                (695,877)   1,487,468       860,506      273,489    4,152,570    2,288,224
Net unrealized appreciation
   of investments            22,853,572   15,605,409    10,195,826   23,702,748   34,017,513   46,063,530
----------------------------------------------------------------------------------------------------------
Net assets                 $260,144,752 $303,641,904  $192,295,778 $325,220,930 $551,317,882 $537,693,440
==========================================================================================================
Authorized shares:
   Common                   250,000,000  200,000,000   200,000,000  200,000,000  200,000,000  200,000,000
   Preferred                        N/A    1,000,000     1,000,000    1,000,000    1,000,000    1,000,000
==========================================================================================================
N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.



                      Financial
                             Highlights
Selected data for a Common share outstanding throughout each period:

                                                  Investment Operations                      Less Distributions
                                            ------------------------------ -------------------------------------------------------
                                                                             From and     From and
                                                                            in Excess    in Excess
                                                                               of Net       of Net
                                                              Net          Investment   Investment   Capital   Capital
                                                        Realized/           Income to    Income to  Gains to  Gains to
                                 Beginning        Net  Unrealized              Common    Preferred    Common Preferred
                                 Net Asset Investment  Investment              Share-       Share-    Share-    Share-
                                     Value     Income  Gain (Loss)  Total     holders      holders+  holders   holders+   Total
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA VALUE (NCA)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
       2001                         $ 9.85      $ .51      $  .47  $  .98      $ (.52)      $  N/A     $  --      $ N/A   $ (.52)
       2000                           9.73        .51         .12     .63        (.51)         N/A        --        N/A     (.51)
       1999                          10.38        .50        (.60)   (.10)       (.50)         N/A      (.05)       N/A     (.55)
       1998                          10.09        .53         .34     .87        (.53)         N/A      (.05)       N/A     (.58)
       1997                          10.03        .59         .15     .74        (.59)         N/A      (.09)       N/A     (.68)
CALIFORNIA PERFORMANCE PLUS (NCP)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
       2001                          14.96       1.12         .44    1.56        (.90)        (.25)     (.04)      (.01)   (1.20)
       2000                          14.85       1.22         .11    1.33        (.96)        (.26)       --         --    (1.22)
       1999                          15.98       1.20       (1.05)    .15       (1.00)        (.20)     (.05)      (.01)   (1.26)
       1998                          15.67       1.23         .36    1.59       (1.03)        (.23)     (.02)        --    (1.28)
       1997                          15.41       1.27         .26    1.53       (1.03)        (.22)     (.02)        --    (1.27)
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA OPPORTUNITY (NCO)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
       2001                          14.97       1.14         .48    1.62        (.92)        (.23)     (.09)      (.03)   (1.27)
       2000                          15.06       1.25        (.07)   1.18        (.98)        (.29)       --         --    (1.27)
       1999                          16.48       1.21       (1.25)   (.04)       (1.01)       (.19)     (.12)      (.03)   (1.35)
       1998                          16.04       1.23         .45    1.68        (1.01)       (.22)     (.01)        --    (1.24)
       1997                          15.57       1.25         .45    1.70        (1.01)       (.22)       --         --    (1.23)
==================================================================================================================================

                                                                            Total Returns
                                                                          ------------------
                                           Offering
                                          Costs and                                    Based
                                          Preferred    Ending                Based        on
                                              Share       Net      Ending       on       Net
                                       Underwriting     Asset      Market   Market     Asset
                                          Discounts     Value       Value    Value*    Value*
--------------------------------------------------------------------------------------------
CALIFORNIA VALUE (NCA)
--------------------------------------------------------------------------------------------
Year Ended 8/31:
       2001                                   $  --    $10.31    $ 9.8300    11.41%    10.20%
       2000                                      --      9.85      9.3125     6.80      6.80
       1999                                      --      9.73      9.2500     (.43)    (1.13)
       1998                                      --     10.38      9.8125     2.11      8.90
       1997                                      --     10.09     10.1875     7.59      7.55
--------------------------------------------------------------------------------------------
CALIFORNIA PERFORMANCE PLUS (NCP)
--------------------------------------------------------------------------------------------
Year Ended 8/31:
       2001                                      --     15.32     15.8500     7.88      9.13
       2000                                      --     14.96     15.6250    (1.56)     7.68
       1999                                    (.02)    14.85     16.9375     (.12)     (.66)
       1998                                      --     15.98     18.0000    10.74      8.93
       1997                                      --     15.67     17.2500    16.71      8.77
--------------------------------------------------------------------------------------------
CALIFORNIA OPPORTUNITY (NCO)
--------------------------------------------------------------------------------------------
Year Ended 8/31:
       2001                                      --     15.32     16.3000     8.65      9.51
       2000                                      --     14.97     16.0000     1.14      6.33
       1999                                    (.03)    15.06     16.8750     2.10     (1.97)
       1998                                      --     16.48     17.6250    11.99      9.36
       1997                                      --     16.04     16.6875    11.83      9.79
=============================================================================================
                                                                Ratios/Supplemental Data
                                          -----------------------------------------------------------------------
                                                                      Before Credit
                                                       --------------------------------------------------------
                                                                    Ratio of Net                  Ratio of Net
                                                         Ratio of     Investment       Ratio of     Investment
                                                         Expenses      Income to       Expenses      Income to
                                                       to Average        Average     to Average        Average
                                             Ending    Net Assets     Net Assets          Total          Total
                                                Net    Applicable     Applicable     Net Assets     Net Assets
                                             Assets     to Common      to Common      Including      Including
                                               (000)       Shares++       Shares++    Preferred++    Preferred++
--------------------------------------------------------------------------------------------------------------
CALIFORNIA VALUE (NCA)
--------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
       2001                                $260,145           .70%          5.14%           N/A%           N/A%
       2000                                 248,375           .70           5.42            N/A            N/A
       1999                                 245,456           .69           4.89            N/A            N/A
       1998                                 261,912           .71           5.19            N/A            N/A
       1997                                 254,168           .74           5.85            N/A            N/A
--------------------------------------------------------------------------------------------------------------
CALIFORNIA PERFORMANCE PLUS (NCP)
--------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
       2001                                 303,642          1.26           7.57            .81           4.86
       2000                                 297,957          1.30           8.48            .82           5.38
       1999                                 295,328          1.19           7.67            .81           5.22
       1998                                 292,333          1.18           7.76            .81           5.35
       1997                                 286,936          1.19           8.17            .81           5.59
--------------------------------------------------------------------------------------------------------------
CALIFORNIA OPPORTUNITY (NCO)
--------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
       2001                                 192,296          1.30           7.68            .83           4.90
       2000                                 188,794          1.29           8.62            .82           5.45
       1999                                 188,856          1.19           7.50            .82           5.18
       1998                                 186,433          1.17           7.52            .82           5.28
       1997                                 182,279          1.19           7.85            .82           5.46
==============================================================================================================
                                                    Ratios/Supplemental Data
                                ---------------------------------------------------------------    Municipal Auction Rate Cumulative
                                             After Credit**                                         Preferred Stock at End of Period
                                ----------------------------------------------------             -----------------------------------

                                             Ratio of Net               Ratio of Net
                                   Ratio of    Investment     Ratio of    Investment
                                   Expenses     Income to     Expenses     Income to
                                 to Average       Average   to Average       Average
                                 Net Assets    Net Assets        Total         Total               Aggregate  Liquidation
                                 Applicable    Applicable   Net Assets    Net Assets  Portfolio       Amount   and Market      Asset
                                  to Common     to Common    Including     Including   Turnover  Outstanding        Value   Coverage
                                     Shares++      Shares++  Preferred++   Preferred++     Rate        (000)    Per Share  Per Share
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA VALUE (NCA)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
       2001                             .69%         5.15%         N/A%          N/A%         7%    $    N/A      $   N/A    $   N/A
       2000                             .69          5.43          N/A           N/A         36          N/A          N/A        N/A
       1999                             .69          4.90          N/A           N/A         35          N/A          N/A        N/A
       1998                             .71          5.19          N/A           N/A         40          N/A          N/A        N/A
       1997                             .74          5.85          N/A           N/A         17          N/A          N/A        N/A
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA PERFORMANCE PLUS (NCP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
       2001                            1.25          7.59         .80           4.87         27      106,000       25,000     71,614
       2000                            1.28          8.49         .81           5.39         38      106,000       25,000     70,273
       1999                            1.19          7.67         .81           5.22         26      106,000       25,000     69,653
       1998                            1.18          7.76         .81           5.35         20       90,000       25,000     81,204
       1997                            1.19          8.17         .81           5.59         12       90,000       25,000     79,705
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA OPPORTUNITY (NCO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
       2001                            1.28          7.69         .82           4.91         31       68,000       25,000     70,697
       2000                            1.28          8.64         .81           5.46         24       68,000       25,000     69,410
       1999                            1.18          7.51         .82           5.18         37       68,000       25,000     69,432
       1998                            1.17          7.52         .82           5.28         18       55,000       25,000     84,742
       1997                            1.19          7.85         .82           5.46          4       55,000       25,000     82,854
====================================================================================================================================

N/A  Fund is not authorized to issue Preferred shares.

* Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

**   After custodian fee credit, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to Preferred Shares.

                                 See accompanying notes to financial statements.



                Financial Highlights (continued)
Selected data for a Common share outstanding throughout each period:

                                              Investment Operations                        Less Distributions
                                           ------------------------------  -------------------------------------------------------
                                                                             From and     From and
                                                                            in Excess    in Excess
                                                                               of Net       of Net
                                                              Net          Investment   Investment   Capital   Capital
                                                        Realized/           Income to    Income to  Gains to  Gains to
                                 Beginning        Net  Unrealized              Common    Preferred    Common Preferred
                                 Net Asset Investment  Investment              Share-       Share-    Share-    Share-
                                     Value     Income  Gain (Loss)  Total     holders      holders+  holders   holders+    Total
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA INVESTMENT QUALITY (NQC)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
       2001                         $14.83      $1.15      $  .97   $2.12     $ (.92)      $(.25)      $  --     $  --    $(1.17)
       2000                          14.83       1.24        (.04)   1.20       (.93)       (.27)         --        --     (1.20)
       1999                          16.03       1.15       (1.14)    .01       (.95)       (.19)       (.03)     (.01)    (1.18)
       1998                          15.70       1.18         .36    1.54       (.99)       (.22)         --        --     (1.21)
       1997                          15.37       1.22         .32    1.54       (.99)       (.22)         --        --     (1.21)
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA SELECT QUALITY (NVC)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
       2001                          14.90       1.18         .72    1.90       (.91)       (.26)         --        --     (1.17)
       2000                          14.80       1.21         .11    1.32       (.94)       (.28)         --        --     (1.22)
       1999                          16.02       1.15       (1.09)    .06       (.95)       (.18)       (.11)     (.02)    (1.26)
       1998                          15.65       1.16         .41    1.57       (.97)       (.21)       (.02)       --     (1.20)
       1997                          15.19       1.19         .52    1.71       (.98)       (.20)       (.06)     (.01)    (1.25)
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA QUALITY INCOME (NUC)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
       2001                          15.41       1.21         .75    1.96       (.94)       (.26)       (.01)       --     (1.21)
       2000                          15.28       1.23         .16    1.39       (.97)       (.29)         --        --     (1.26)
       1999                          16.37       1.17       (1.04)    .13       (.98)       (.20)       (.02)       --     (1.20)
       1998                          15.86       1.18         .54    1.72       (.98)       (.23)         --        --     (1.21)
       1997                          15.24       1.20         .62    1.82       (.98)       (.22)         --        --     (1.20)
==================================================================================================================================

                                                                            Total Returns
                                                                          ------------------


                                           Offering
                                          Costs and                                    Based
                                          Preferred    Ending                Based        on
                                              Share       Net      Ending       on       Net
                                       Underwriting     Asset      Market   Market     Asset
                                          Discounts     Value       Value    Value*    Value*
--------------------------------------------------------------------------------------------
CALIFORNIA INVESTMENT QUALITY (NQC)
--------------------------------------------------------------------------------------------
Year Ended 8/31:
       2001                                  $   --    $15.78    $16.5800    12.54%    13.09%
       2000                                      --     14.83     15.6250     2.91      6.69
       1999                                    (.03)    14.83     16.1875     1.67     (1.54)
       1998                                      --     16.03     16.8750     8.39      8.66
       1997                                      --     15.70     16.5000    12.32      8.82
--------------------------------------------------------------------------------------------
CALIFORNIA SELECT QUALITY (NVC)
--------------------------------------------------------------------------------------------
Year Ended 8/31:
       2001                                      --     15.63     16.1800    10.70     11.43
       2000                                      --     14.90     15.5000     2.96      7.47
       1999                                    (.02)    14.80     16.0625     2.15     (1.20)
       1998                                      --     16.02     16.7500     8.11      8.93
       1997                                      --     15.65     16.4375    13.22     10.17
--------------------------------------------------------------------------------------------
CALIFORNIA QUALITY INCOME (NUC)
--------------------------------------------------------------------------------------------
Year Ended 8/31:
       2001                                      --     16.16     16.5500     8.51     11.44
       2000                                      --     15.41     16.1875     3.83      7.64
       1999                                    (.02)    15.28     16.6250     1.37      (.72)
       1998                                      --     16.37     17.3750    13.29      9.65
       1997                                      --     15.86     16.2500    15.19     10.74
============================================================================================
                                                                Ratios/Supplemental Data
                                          ---------------------------------------------------------------------
                                                                            Before Credit
                                                       --------------------------------------------------------
                                                                    Ratio of Net                  Ratio of Net
                                                         Ratio of     Investment       Ratio of     Investment
                                                         Expenses      Income to       Expenses      Income to
                                                       to Average        Average     to Average        Average
                                             Ending    Net Assets     Net Assets          Total          Total
                                                Net    Applicable     Applicable     Net Assets     Net Assets
                                             Assets     to Common      to Common      Including      Including
                                               (000)       Shares++       Shares++    Preferred++    Preferred++
--------------------------------------------------------------------------------------------------------------
CALIFORNIA INVESTMENT QUALITY (NQC)
--------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
       2001                                $325,221         1.25%          7.64%           .80%          4.91%
       2000                                 311,258         1.25           8.65            .79           5.46
       1999                                 310,360         1.19           7.28            .82           5.01
       1998                                 303,108         1.15           7.45            .80           5.22
       1997                                 297,280         1.16           7.82            .80           5.44
--------------------------------------------------------------------------------------------------------------
CALIFORNIA SELECT QUALITY (NVC)
--------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
       2001                                 551,318         1.24           7.81            .79           5.02
       2000                                 532,791         1.27           8.39            .80           5.29
       1999                                 529,344         1.14           7.35            .78           5.05
       1998                                 512,671         1.11           7.35            .78           5.18
       1997                                 502,648         1.12           7.68            .78           5.36
--------------------------------------------------------------------------------------------------------------
CALIFORNIA QUALITY INCOME (NUC)
--------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
       2001                                 537,693         1.23           7.77            .79           5.03
       2000                                 520,148         1.22           8.28            .78           5.26
       1999                                 516,062         1.14           7.26            .78           4.98
       1998                                 503,000         1.12           7.34            .78           5.12
       1997                                 489,961         1.14           7.69            .79           5.31
=============================================================================================================
                                                    Ratios/Supplemental Data
                                ---------------------------------------------------------------    Municipal Auction Rate Cumulative
                                                    After Credit**                                  Preferred Stock at End of Period
                                ----------------------------------------------------             -----------------------------------

                                             Ratio of Net               Ratio of Net
                                   Ratio of    Investment     Ratio of    Investment
                                   Expenses     Income to     Expenses     Income to
                                 to Average       Average   to Average       Average
                                 Net Assets    Net Assets        Total         Total               Aggregate  Liquidation
                                 Applicable    Applicable   Net Assets    Net Assets  Portfolio       Amount   and Market      Asset
                                  to Common     to Common    Including     Including   Turnover  Outstanding        Value   Coverage
                                     Shares++      Shares++  Preferred++   Preferred++     Rate        (000)    Per Share  Per Share
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA INVESTMENT QUALITY (NQC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
       2001                             1.23%        7.65%         .79%         4.93%        34%    $112,000      $25,000    $72,594
       2000                             1.24         8.66          .78          5.47         18      112,000       25,000     69,477
       1999                             1.19         7.29          .82          5.01         18      112,000       25,000     69,277
       1998                             1.15         7.45          .80          5.22         21       90,000       25,000     84,197
       1997                             1.16         7.82          .80          5.44         12       90,000       25,000     82,578
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA SELECT QUALITY (NVC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
       2001                             1.22         7.83          .79          5.03         29      192,000       25,000     71,786
       2000                             1.25          8.4          .79          5.30         20      192,000       25,000     69,374
       1999                             1.13         7.35          .78          5.06          7      192,000       25,000     68,925
       1998                             1.11         7.35          .78          5.18         17      150,000       25,000     85,445
       1997                             1.12         7.68          .78          5.36          5      150,000       25,000     83,775
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA QUALITY INCOME (NUC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
       2001                             1.21         7.78          .79          5.04         18      185,000       25,000     72,661
       2000                             1.21         8.29          .77          5.27         21      185,000       25,000     70,290
       1999                             1.13         7.26          .78          4.99         11      185,000       25,000     69,738
       1998                             1.12         7.34          .78          5.12         11      150,000       25,000     83,833
       1997                             1.14         7.69          .79          5.31          8      150,000       25,000     81,660
====================================================================================================================================

* Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

**   After custodian fee credit, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to Preferred Shares.

                                 See accompanying notes to financial statements.


Build Your Wealth
       AUTOMATICALLY



Sidebar text: Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.



NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund
   INFORMATION




BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL



Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the twelve-month period ended August 31, 2001. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
          FOR GENERATIONS

Photo of: John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.



Invest well.



Look ahead.



LEAVE YOUR MARK.(SM)



Logo: NUVEEN Investments





Nuveen Investments o 333 West Wacker Drive
Chicago, IL 60606 o www.nuveen.com                                  FAN-1-8-01